                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

Maxim Integrated Products, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Michael J. Byrd
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                              PRELIMINARY COPIES

September 22, 1995

Dear Stockholder:

     You are invited to attend the Annual Meeting of Stockholders of Maxim to be held at 11:00 a.m. on Thursday, November 16, 1995 at the Company's offices at 120 San Gabriel Drive, Sunnyvale, California. At this meeting you are being asked to vote on several matters recommended by the Board of Directors. I join the Board in their recommendations. In addition, I want to add my personal views on Proposal 3 -- the stock option proposal that provides, in principal effect, for the continuance of the Company's long-term programs of offering equity incentives to our employees.

     These programs have been, and remain today, critical to our success in building an enduring base of extraordinarily talented, profit-oriented and committed employees. Since Maxim's IPO the compounded annual change in the stock price has been 48.5% per year. During fiscal 1995, net revenues and operating income increased 63.0% and 60.7%, respectively, over fiscal 1994. During 1995, we generated $86.9 million in cash from operations, which fully funded our investment activities in 1995. The Company also repurchased $11.9 million of common stock. Our consistent financial performance has led to a $869 million or 105% increase in value to our stockholders in fiscal 1995 alone.

     As I stated last year, today's employees, and the employees we will need to hire in the future if we are to continue the growth of our Company, are best recruited, retained and motivated if they have the opportunity, through their creativity and their dedicated efforts, to participate in increases in stockholder value. Given our limited resources and our commitment to the bottom line, we cannot rely solely on cash compensation for these individuals -- the market for first rate people for the analog segment is very competitive. Improving economic conditions will make this situation even tougher for us. These are the people Maxim now employs, wants to hire, and wants to retain for the next ten years and beyond.

     It is also important to understand that our stock option programs are not restricted to our senior people. Over 93% of all our salaried personnel participate in our option programs. In fact 75% of the outstanding option shares at June 30, 1995 were held by employees below the officer level. As of June 30, 1995, over 7.8 million shares from the pool of stock options previously approved by Maxim stockholders were not yet vested. The outstanding options create incentives for our employees to contribute to higher stockholder values and will vest over the next six years. The additional options requested under Proposal 3 will generally be granted either to new employees with vesting over the next several years or to existing employees whose vesting will commence several years from now.

     These new grants will not be dilutive to our earnings unless our stock price increases and our stockholders are thereby rewarded. In fiscal 1995, while our market value increased 105%, our option programs, net of stock repurchases, resulted in less than a 5% increase in common and common stock equivalent shares outstanding. We believe this dilution was insignificant when compared to the corresponding $869 million increase in stockholder value. And, as you know, it is those options that motivate employees to achieve the high levels of performance required for continued share price appreciation. Clearly, the interests of our employees are closely aligned with those of our stockholders.

     And, in addition to the benefits to recruiting, retaining and motivating people, each year the Company realizes significant cash benefits from our option programs. In fiscal 1995, we realized exercise proceeds of $9.8 million. In addition, the Company realized $11.5 million of additional cash savings as a result of the allowed tax deductions generated by the option program. To reduce dilution, these proceeds were used to repurchase $11.9 million of the Company's common stock in the open market. We plan to continue to use proceeds of the program to repurchase our stock during fiscal 1996. In fact, since the beginning of fiscal 1996 we have repurchased an additional $8.6 million of the Company's common stock in the open market.

     We hope you will agree that the actions taken by management in 1995 have positioned Maxim and our stockholders for continued long-term growth and profitability. For these reasons, I join the Board of Directors in urging you to again vote FOR our continuing option program, which has been such a large contributor to our corporate performance. I hope that you will attend the meeting, and I look forward to meeting you there. If you are unable to attend the meeting, it is important that your shares are represented and voted at the meeting. Therefore, regardless of how many shares you own, please sign, date and promptly mail the enclosed proxy in the prepaid envelope provided.

                                          Sincerely,

                                          JOHN F. GIFFORD
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                                                              PRELIMINARY COPIES

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          Thursday, November 16, 1995
                                   11:00 A.M.

TO THE STOCKHOLDERS:

     Notice is hereby given that the Annual Meeting of Stockholders of Maxim Integrated Products, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices, 120 San Gabriel Drive, Sunnyvale, California 94086 on Thursday, November 16, 1995 at 11:00 a.m., to consider and act upon the following matters:

          (1) To elect four (4) directors.

          (2) To approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock from 60,000,000 shares to 120,000,000 shares.

          (3) To approve the Company's Incentive Stock Option Plan, 1987 Supplemental Stock Option Plan and 1987 Employee Stock Participation Plan, each as amended.

          (4) To ratify the selection of Ernst & Young LLP as the Company's independent auditors for fiscal 1996.

          (5) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on September 18, 1995 are entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          JOHN F. GIFFORD
                                          President, Chief Executive Officer
                                          and Chairman of the Board
Sunnyvale, California
September 22, 1995

WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING, PLEASE MARK, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED TO THE ENVELOPE IF MAILED IN THE UNITED STATES.

                                                              PRELIMINARY COPIES

                        MAXIM INTEGRATED PRODUCTS, INC.
                             120 San Gabriel Drive
                          Sunnyvale, California 94086

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                               NOVEMBER 16, 1995

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Integrated Products, Inc., a Delaware corporation ("Maxim" or the "Company"), for use at its Annual Meeting of Stockholders to be held at 11:00 a.m., local time, on November 16, 1995 and at any adjournment or postponement of that meeting. The approximate mailing date for this proxy statement and the enclosed proxy is September 25, 1995. The proxy holders will vote all proxies in accordance with the instructions contained in the proxy, and if no choice is specified the proxy holders will vote in favor of the proposals set forth in the Notice of Meeting. Proxies will confer upon the proxy holders discretionary authority to vote upon matters which the Board of Directors does not know as of the date hereof are to be presented at the meeting and upon matters incident to the conduct of the meeting.

     The Board of Directors has fixed the close of business on September 18, 1995 as the record date for the determination of stockholders entitled to vote at the Annual Meeting. At that time, there were outstanding XX,XXX,XXX shares of Common Stock.

     Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to or at the meeting. A proxy may be revoked by a writing delivered to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy signed by the person who signed the earlier proxy, or by attendance at the meeting and voting in person.

     Holders of Common Stock are entitled to one vote for each share held. In the election of directors, however, each stockholder has cumulative voting rights and is entitled to as many votes as equal the number of shares held by such stockholder multiplied by the number of directors to be elected (four), which votes may be cast for a single candidate or distributed among any or all of the candidates. In the event of cumulative voting, proxy holders may distribute votes among the nominees in such manner as they deem advisable. Discretionary authority to cumulate votes is solicited by the Board of Directors.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted in determining whether a matter has been approved.

     The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, a private proxy solicitation firm. No additional compensation will be paid to directors, officers or other regular employees for such services, but any private proxy solicitation firm will be paid their customary fee by the Company, estimated to be $5,000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of June 30, 1995 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                   BENEFICIAL OWNERSHIP(1)
                                                                  -------------------------
                          BENEFICIAL OWNER                         SHARES       % OF TOTAL
    ------------------------------------------------------------  ---------     -----------
    FMR Corp....................................................  3,727,600(2)      12.7%
    Putnam Investments, Inc.....................................  3,101,914(3)      10.5%
    Nicholas Applegate Capital Management.......................  1,905,700(4)       6.5%
    T. Rowe Price Associates, Inc...............................  1,781,000(5)       6.0%
    John F. Gifford.............................................    536,741(6)       1.8%
    Stephen R. Combs............................................    234,515(7)         *
    David J. Fullagar...........................................    123,196(8)         *
    Tunc Doluca.................................................    106,077(9)         *
    Robert F. Scheer............................................     86,266(10)        *
    Robert F. Graham............................................     57,500(10)        *
    Frederick G. Beck...........................................     46,000(10)        *
    James R. Bergman............................................     37,500(11)        *
    William N. Levin............................................     30,000(10)        *
    Michael J. Byrd.............................................     30,000(10)        *
    A.R. Frank Wazzan...........................................     25,600(12)        *
    Anthony C. Gilbert..........................................     24,002(13)        *
    Kenneth J. Huening..........................................     19,813(10)        *
    All executive officers and directors
      as a group (15 persons)...................................  1,619,543(14)      5.3%

---------------
 * Less than one percent

 (1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 29,436,579 shares outstanding on June 30, 1995, adjusted as required by rules promulgated by the SEC.

 (2) FMR Corp. holds dispositive power over all shares shown, and sole voting power over 8,500 shares. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. The table is based upon information supplied in a Schedule 13G dated February 13, 1995.

 (3) Certain Putnam Investments, Inc. managers (together with their parent corporations, Putnam Investments, Inc. and Marsh & McLennan Companies, Inc.) are considered beneficial owners of these shares which were acquired for certain of their advisory clients. Putnam Investments, Inc. holds shared dispositive power over all shares shown and shared voting power over 503,430 shares. The address of Putnam Investments, Inc. is One Post Office Square, Boston, MA 02109. The address of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, NY 10036. The table is based upon information supplied in a Schedule 13G dated January 23, 1995.

 (4) Nicholas Applegate Capital Management holds dispositive power over all shares shown, and sole voting power over 1,361,300 shares. The address of Nicholas Applegate Capital Management is 600 West Broadway, 29th Floor, San Diego, California 92101. The table is based upon information supplied in a
     Schedule 13G dated February 14, 1995.

 (5) These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates, Inc. is deemed to be a beneficial owner of such securities; however T. Rowe Price Associates, Inc. expressly disclaims that it is, in fact, the beneficial owner of such securities. T. Rowe Price Associates, Inc. holds dispositive power over all the shares shown, and sole voting power over 47,200 shares. The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, MD 21202. The table is based upon information supplied in a Schedule 13G dated February 14, 1995.

 (6) Includes 276,753 shares subject to option exercisable within 60 days of June 30, 1995. Does not include shares held in trust for the benefit of Mr. Gifford's children.

 (7) Includes 184,191 shares subject to options exercisable within 60 days of June 30, 1995.

 (8) Includes 58,250 shares subject to options exercisable within 60 days of June 30, 1995. Does not include shares held in trust for the benefit of Mr. Fullagar's children.

 (9) Includes 72,333 shares subject to options exercisable within 60 days of June 30, 1995.

(10) Represents shares subject to options exercisable within 60 days of June 30, 1995.

(11) Includes 27,500 shares subject to options exercisable within 60 days of June 30, 1995.

(12) Includes 2,500 shares subject to options exercisable within 60 days of June 30, 1995.

(13) Includes 24,000 shares subject to options exercisable within 60 days of June 30, 1995.

(14) Includes 1,127,439 shares subject to options exercisable within 60 days of June 30, 1995. Does not include shares held in trust for the benefit of Mr. Gifford's and Mr. Fullagar's respective children.

     There is no family relationship between any of the directors, or between any of such directors and any of the Company's executive officers.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Action is to be taken at the Annual Meeting with respect to the election of directors to fill the four board positions presently authorized. Each director to be elected will hold office until his successor is elected and qualified, or until his earlier death, resignation or removal. Stock represented by the accompanying proxy will be voted for the election of the four nominees recommended by the Board of Directors, who are named in the following table, subject to discretionary power to cumulate votes, unless the proxy is marked in such a manner as to withhold authority so to vote. All of the nominees were elected directors by a vote of the stockholders at the last Annual Meeting of Stockholders which was held on November 10, 1994. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. If any nominee for any reason is unable to serve or for good cause will not serve, the proxy may be voted for such substitute nominee as the persons appointed in the proxy may in their discretion determine. Stock represented by the accompanying proxy cannot be voted for a greater number of persons than the number of nominees (four).

     The following is information regarding the nominees, including information furnished by them as to their principal occupations for the preceding five-year period, certain directorships, and their ages as of September 18, 1995.

                                  NAME                                 AGE     DIRECTOR SINCE
    -----------------------------------------------------------------  ---     --------------
    James R. Bergman.................................................  53           1988
    John F. Gifford..................................................  54           1983
    Robert F. Graham.................................................  66           1990
    A.R. Frank Wazzan................................................  59           1990

     Mr. Bergman has been a general partner of DSV Associates since 1974 and a founder of DSV Partners, DSV Partners III and DSV Partners IV. These firms provide venture capital and management assistance to emerging companies, primarily in high technology. He is also a director of Quad Systems Corporation.

     Mr. Gifford, a founder of the Company, has served as Maxim's President and Chief Executive Officer since its incorporation in April 1983.

     Mr. Graham is Chairman of the Board of Novellus Systems, Inc. a manufacturer of vapor deposition equipment for use in semiconductor fabrication. He has been employed at Novellus since 1986.

     Dr. Wazzan is Dean of the School of Engineering and Applied Science, University of California, Los Angeles, a position he has held since 1987.

                    FURTHER INFORMATION CONCERNING THE BOARD

     During the fiscal year ended June 30, 1995, the Board of Directors held nine meetings. The Company has a standing Audit Committee, which met once during the fiscal year and a standing Compensation Committee, which met three times during the fiscal year. During the fiscal year ended June 30, 1995, each Board Member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served.

     The Audit Committee is comprised of Messrs. Bergman and Graham and Dr. Wazzan. Among the committee's functions are recommending engagement of the Company's independent auditors and meeting with such auditors to consider the scope and results of the annual audit, and to receive and consider the auditors' comments on internal controls, accounting staff and similar matters.

     The Compensation Committee is comprised of Messrs. Bergman and Graham and Dr. Wazzan. The Compensation Committee determines salaries and incentive compensation for the president and other executive officers, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate.

     Nonemployee directors of the Company receive a $4,000 annual retainer and fees of $1,000 per meeting attended.

     Nonemployee directors participate in the 1988 Nonemployee Director Stock Option Plan (the "Director Plan"). The Director Plan authorizes the grant of options to purchase up to 312,500 shares of the Company's Common Stock. Options under the Director Plan may be granted only to directors of the Company who are not employees of the Company. Mr. Gifford is not eligible to participate in the Director Plan because he is an employee of the Company. The Director Plan is administered by the Company's Board of Directors.

     The Director Plan provides for the nondiscretionary grant of options to purchase shares of Common Stock of the Company to nonemployee directors. The grants are nondiscretionary in order to preserve the independence of the directors with regard to their actions on other option grants under the employee plans.

     The Director Plan provides that each person who is elected for the first time to be a nonemployee director shall, upon the date of his initial election to be a nonemployee director by the Board or the stockholders, be granted an option to purchase 40,000 shares of the Company's Common Stock. The Director Plan provides that these initial option grants vest in quarterly installments over three years.

     The exercise price of each option under the Director Plan must be equal to the fair market value of the stock subject to the option on the date of grant. Fair market value is determined by referring to the last sale price of the Company's Common Stock for the preceding trading day as reported in The Wall Street Journal on the date of grant.

     The Director Plan also provided for annual option grants of 10,000 shares to each nonemployee director which was amended to annual option grants of 7,500 shares to each nonemployee director, effective February 23, 1995. However, all of these additional annual option grants will only start to vest after all previously granted options under the Director Plan have vested. Once vesting commences, these additional annual grants will vest in quarterly installments over a one-year period. Options under the Director Plan have a five-year term; however, each option may terminate prior to the expiration date if the optionee's service as a nonemployee director of the Company terminates. In such instance, the option shall terminate with regard to unvested shares on the date of termination as a nonemployee director and with regard to unexercised vested shares seven months after the date of termination (12 months in the event of death).

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The compensation for the Company's Chief Executive Officer at June 30, 1995 and the nine most highly compensated executive officers other than the CEO who were serving as executive officers at June 30, 1995 for all services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended June 30, 1995, 1994 and 1993 is set forth below.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                         COMPENSATION
                                                                                            AWARDS
                                                                                         ------------
                                                              ANNUAL COMPENSATION         SECURITIES
                    NAME AND                                ------------------------      UNDERLYING
               PRINCIPAL POSITION                  YEAR     SALARY ($)     BONUS ($)     OPTIONS (#)
-------------------------------------------------  ----     ----------     ---------     ------------
John F. Gifford..................................  1995       264,023             *               0
  President, Chief                                 1994       264,023       450,000         270,000
  Executive Officer and                            1993       250,902       230,000         250,000
  Chairman of the Board
Stephen R. Combs.................................  1995       183,330             *               0
  Vice President                                   1994       185,110        84,000          60,000
                                                   1993       174,770        94,000          68,000
William N. Levin.................................  1995       174,410             *               0
  Vice President                                   1994       174,410        80,000          60,000
                                                   1993       164,646        86,000          52,000
David J. Fullagar................................  1995       174,142             *               0
  Vice President                                   1994       174,142        81,500          60,000
                                                   1993       173,259        67,000          24,000
Frederick G. Beck................................  1995       170,000             *               0
  Vice President                                   1994        78,846        33,430          96,000
                                                   1993         5,000             0               0
Michael J. Byrd..................................  1995       170,000             *               0
  Vice President and                               1994        62,115        58,000         176,000
  Chief Financial Officer
Robert F. Scheer.................................  1995       141,000             *               0
  Vice President                                   1994       132,346       110,200          64,000
                                                   1993       120,462        30,000          26,000
Tunc Doluca......................................  1995       134,000             *               0
  Vice President                                   1994       126,385        87,900          60,000
                                                   1993       113,827        26,000          64,000
Anthony C. Gilbert (1)...........................  1995       120,962             *         176,000
  Vice President and Secretary
Kenneth J. Huening...............................  1995       118,000             *               0
  Vice President                                   1994       105,881        77,200          60,000
                                                   1993        94,231        20,000          28,000

---------------
 * The Company has accrued $1,800,000 for executive officer performance bonuses relating to fiscal 1995. The Compensation Committee has not approved the specific bonus amounts for the executive officers. However, it has set a range of up to $800,000 for the Company's chief executive officer and up to $200,000 for a vice president. The annual salary reviews for the Company officers have not occurred and adjustments have not been determined.

(1) Mr. Gilbert's employment agreement provides that he will receive a bonus of at least $85,000 in respect of fiscal 1995. In addition to the compensation indicated, Mr. Gilbert was reimbursed $2,069 for certain life insurance expenses.

OPTIONS GRANTED TO EXECUTIVE OFFICERS

     The Board of Directors or the Compensation Committee of the Board currently has authority to grant stock options to employees under the Incentive Stock Option Plan, as amended (the "ISO Plan") and the 1987 Supplemental Stock Option Plan, as amended (the "Supplemental Plan"). The following two tables set forth certain information regarding stock options granted to, exercised by and owned by the executive officers named in the foregoing Summary Compensation Table.

                       OPTION GRANTS IN FISCAL YEAR 1995

                                                                                         POTENTIAL REALIZABLE
                                                                                               VALUE AT
                                                   INDIVIDUAL GRANTS                     ASSUMED ANNUAL RATES
                                 -----------------------------------------------------
                                 NUMBER OF     PERCENT OF                                   OF STOCK PRICE
                                 SECURITIES   TOTAL OPTIONS                                APPRECIATION FOR
                                 UNDERLYING    GRANTED TO     EXERCISE OR                   OPTION TERM (1)
                                  OPTIONS     EMPLOYEES IN    BASE PRICE    EXPIRATION   ---------------------
             NAME                  (#)(2)      FISCAL YEAR      ($/SH)       DATE(3)      5% ($)      10% ($)
-------------------------------  ----------   -------------   -----------   ----------   ---------   ---------
Anthony C. Gilbert.............    176,000         7.0%          24.375       07/28/04   2,697,958   6,837,155

---------------
(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% annual rates of stock appreciation prescribed by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Company's stock price. No gain to the optionees is possible without an increase in the price of the Company's stock, which will benefit all stockholders commensurately.

(2) The following option was granted on July 28, 1994 and will become exercisable on a quarterly basis as follows:

        Anthony C. Gilbert; 24,000 shares during the year ending July 1, 1995;
           25,500 shares during the year ending July 1, 1996; 38,000 shares during the year ending July 1, 1997; 42,000 shares during the year ending July 1, 1998; 35,500 shares during the year ending July 1, 1999; and 11,000 shares during the quarter ending October 1, 1999.

(3) The option was granted for a term of ten years, but is subject to earlier termination as to unvested shares under certain circumstances relating to termination of employment or a change of control of the Company.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1995
                        AND JUNE 30, 1995 OPTION VALUES

                                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                       UNDERLYING UNEXERCISED             IN-THE-MONEY
                                          SHARES                             OPTIONS AT                    OPTIONS AT
                                        ACQUIRED ON                       JUNE 30, 1995 (#)           JUNE 30, 1995 ($)(1)
                                         EXERCISE        VALUE       ---------------------------   ---------------------------
                 NAME                       (#)       REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------------------  -----------   ------------   -----------   -------------   -----------   -------------
John F. Gifford.......................    165,162       6,158,190      234,171        535,000      10,434,974      17,957,188
Stephen R. Combs......................     87,142       2,876,760      171,691        140,500       8,288,067       4,879,062
William N. Levin......................     30,000         976,125       20,000        142,000         922,500       4,910,000
David J. Fullagar.....................     10,000         419,375       55,000        129,000       2,520,908       4,783,500
Frederick G. Beck.....................     24,000         623,250       40,500        101,500       1,888,312       2,872,438
Michael J. Byrd.......................          0               0       25,000        151,000         681,250       4,038,250
Robert F. Scheer......................      5,400         175,063       78,766        127,500       3,705,237       4,421,663
Tunc Doluca...........................     11,000         397,500       67,833        122,500       3,065,594       4,128,031
Anthony C. Gilbert....................          0               0       18,000        158,000         479,250       4,206,750
Kenneth J. Huening....................     18,778         616,210       12,813        119,000         579,187       4,199,350

---------------
(1) Based on a price per share of $51.00, which was the price of a share of Common Stock on the NASDAQ at the close of business on June 30, 1995.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with each of Messrs. Combs, Levin, Fullagar, Beck, Byrd, Scheer, Doluca, Gilbert and Huening. The agreement does not grant the executive officer any right to be retained by the Company, and the Company may terminate employment of the executive officer either with or without cause. In the event of termination of employment by the Company with or without cause, all compensation and benefits, except benefits provided by law (e.g., COBRA health insurance continuation benefits) immediately cease to accrue. However, in the event of termination of employment by the Company without cause, severance payments are to be made in accordance with the Company's normal policy or as mutually agreed between the Company and the executive officer.

     If the executive officer terminates his full-time employment with the Company and his written notice of termination provides that he is willing to act as a consultant to the Company, the Company will make health insurance coverage available to the executive officer and his family. The terms of the consultancy, unless otherwise agreed, will provide for part-time consulting (up to one day per month) and annual compensation equal to at least 5% of the executive officer's base salary at the time of termination. Health insurance coverage means coverage under any group health plan the Company maintains for its employees.

     During the ten-year period following the notice of termination, the executive officer pays the same amount for health coverage as a similarly situated full-time employee is required to pay for coverage under the Company's group health plan. After the ten-year period, the executive officer pays the Company's cost of the coverage. In the event of the executive officer's death while receiving health insurance coverage, the executive officer's spouse is eligible for health insurance coverage until her death so long as she pays for the coverage in an amount equal to the cost for an employee with identical coverage. In the event the executive officer becomes disabled while receiving health insurance coverage, he is deemed to be a consultant to the Company during the disability.

     Mr. Gifford entered into an employment agreement with the Company in 1987, which was amended and restated February 1994. The agreement provides that Mr. Gifford shall propose annually the amount of his bonus to the Board of Directors, which shall reflect the Company's achievements and profitability for the preceding year, and shall be reflective of the accomplishments of the management group as a whole. The Board of Directors, in its discretion, shall approve or modify such proposed bonus; provided that any bonus awarded shall not be less than the bonus paid to any officer. The employment agreement provides vesting for 100% of the unvested portion of his stock options upon either upon Mr. Gifford's death or upon his disability, which results in his termination of employment, while employed by the Company. The employment agreement also provides that in the event Mr. Gifford becomes disabled while employed by the Company, as long as Mr. Gifford remains disabled, the Company will provide for continuation of his base salary for life (offset by any earnings) through insurance or direct payment, or both. In addition, if Mr. Gifford's employment with the Company is terminated due to disability, the Company will provide to Mr. Gifford the post-employment health insurance coverage on the same terms as the other officers described above. In addition, in the event Mr. Gifford's employment is terminated without cause as defined in the agreement, the Company will retain Mr. Gifford as a consultant and Mr. Gifford agrees to remain available to the Company as a consultant for a period of either (i) one (1) year in the event that his employment is terminated with justification as defined in the agreement or (ii) two (2) years if his employment is terminated without justification as defined in the agreement. During the period that Mr. Gifford serves as a consultant to the Company, he shall not be required to devote more than two (2) days a week to such consulting activities. During the period of Mr. Gifford's retention as a consultant, he shall be entitled to full pay, which is defined as his average annual total compensation (salary plus bonus) received during the previous two years, normal employee benefits, and his stock options and shares of restricted stock shall continue to vest. In addition, if Mr. Gifford's employment is terminated without cause or justification, the vesting of his stock options and shares of restricted stock shall be immediately accelerated so that the options and stock that would otherwise have vested over the two (2) year period commencing two (2) years after the date of termination shall become immediately exercisable. Thus, if his termination is without cause or justification, Mr. Gifford will vest a total of four (4) years of options and restricted stock, two (2) years tied to continuing consulting retention and two
(2) years by acceleration of vesting that would otherwise have occurred if he had remained employed for the third and fourth years after the date of his termination. The employment agreement also provides that upon a "change of control" of the Company as such term is defined in his employment agreement 50% of his unvested stock and options shall become fully vested on the date of the sale or merger. The remainder of the stock and options shall become fully vested within one year of the sale or merger provided that Mr. Gifford is willing (whether or not he is actually requested to do so) to remain as CEO for the remaining vesting period of his options up to a maximum of one year. The employment agreement provides Mr. Gifford fringe benefits substantially equal to other officers. If Mr. Gifford terminates his full-time employment with the Company and his written notice of termination provides that he is willing to act as a consultant to the Company, the Company will provide to Mr. Gifford the post employment health insurance coverage on the substantially same terms as the other officers described above.

     Mr. Byrd's employment agreement provides that he will receive three additional options, exercisable at fair market value on the date of grant, of 18,000 shares each, to be vested in fiscal years 2000, 2001 and 2002, assuming his position does not change prior to or during such period. The first such option will be granted at the end of his second year of employment with the Company.

     Mr. Gilbert's employment agreement provides that he will receive minimum bonuses of $85,000 in respect of each of fiscal years 1995 and 1996, salary continuation (aggregating $170,000) and health insurance continuation for twelve months if terminated by Maxim during the first year of employment and salary continuation and health insurance continuation for six months if terminated by Maxim after the first year of employment. Mr. Gilbert will vest at least 70,000 option shares, including any previously vested shares, upon termination by Maxim or by reason of death or disability. In the event of disability, at Maxim's election, the unvested portion of the 70,000 shares will vest in quarterly installments at the rate of 35,000 shares per year, with any unvested portion of the 70,000 shares resuming vesting in accordance with the original option agreement in the event Mr. Gilbert's disability ends. In the event of the acquisition of the Company, the vesting of Mr. Gilbert's original option for 176,000 shares will accelerate by two years, provided he continues to work for the Company if asked. Mr. Gilbert will receive three additional options, exercisable at fair market value on the date of grant, of 18,000 shares each, to be vested in fiscal years 2000, 2001, and 2002, assuming his position with the Company does not change prior to or during such period. The first such option will be granted at the end of his second year of employment with the Company. Mr. Gilbert was granted a loan in the original principal amount of $100,000, bearing interest at the rate of 6% per annum. The loan is due and payable upon the earlier of July 1999 or the date the value of the vested stock under his option exceeds $1 million. The loan is secured by a pledge agreement. Recourse for the loan is limited to stock options and stock option proceeds. At June 30, 1995 the amount of indebtedness under the loan was $104,194, the largest aggregate amount of indebtedness outstanding during fiscal 1995.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(1)

     The Compensation Committee of the Board of Directors reviews and approves cash and equity compensation for the Company's chief executive officer and other executive officers. Cash compensation is comprised of a salary and bonus, and equity compensation has been comprised of stock options.

     The level of compensation is related to both corporate and individual performance. Corporate performance is judged based upon results in the current year, but more importantly on the Company's performance over the longer term. Individual performance is measured based upon particular responsibilities of each function, performance to specified goals and general management skills.

     Salary. The Compensation Committee meets at least annually to review and approve each executive officer's salary for the ensuing fiscal year. The base salary component of compensation is intended to reward an executive officer for normal levels of performance, as opposed to the bonus component which is intended to compensate for performance exceeding expected levels. When reviewing base salaries, the Compensation

---------------

(1) This Section is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Committee considers the following factors: individual performance, corporate performance (such as that described below under CEO Compensation), levels of responsibility and prior experience. The Compensation Committee also reviews published information regarding the compensation of executive officers at companies comparable to Maxim to determine that the Company's compensation is both competitive and reasonable, but does not attempt to set compensation within any particular range or level by comparison with the compensation reviewed.

     Bonus. Based upon the quality of corporate performance over time, the Compensation Committee annually approves a maximum bonus pool for the CEO and other executive officers of a percentage of profit before tax for the applicable fiscal year. The actual cash bonus for each individual executive officer, aside from the CEO (discussed below), is then determined by first setting a maximum bonus for each officer position based upon perfect performance of that position and the total bonus pool available, and then considering the individual performance of the executive officer involved. Although executive officer bonuses for fiscal 1995 have not yet been determined, the Compensation Committee has set a range of up to $200,000 for any executive officer (other than the CEO).

     Stock Options. Given the Company's limited resources and commitment to the bottom line, the Company believes it cannot rely solely on cash compensation to compete for and to provide incentives to its employees. Stock options are, therefore, used by the Company to provide long-term incentives to executive officers. The Company has attempted for a number of years to provide for each executive officer, and for most other employees who participate in the Company's stock option program, a number of shares subject to option that will vest over a continuous period of usually four to five years into the future. To accomplish this the Company has added one to two years of unvested options every one to two years. The number of options per officer is determined by an assessment principally of the significance of the function performed by the officer and also of the officer's individual past, current and expected future contribution to the success of the Company.

     CEO Compensation. Under the terms of Mr. Gifford's Employment Agreement, his annual bonus "shall reflect the Company's achievements and profitability for the preceding year, and shall be reflective of the accomplishments of the management group as a whole." Although Mr. Gifford's bonus for fiscal 1995 has not yet been determined, the Compensation Committee has set a range of up to $800,000 for Mr. Gifford.

     Section 162(m). Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to the chief executive officer and the four other most highly paid executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

     The Board of Directors has determined that stock options granted under the Option Plans with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant shall be treated as "performance-based compensation." As a result, the Company's stockholders previously approved an amendment to the Option Plans that would generally allow any compensation recognized by an executive officer named in the Summary Compensation Table as a result of the grant of such a stock option to be deductible by the Company.

                                          COMPENSATION COMMITTEE

                                          Robert F. Graham
                                          James R. Bergman
                                          A.R. Frank Wazzan

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by the SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the best of the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1995, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that two reports, covering one transaction each, were filed late by Dr. A.R. Frank Wazzan and James R. Bergman.

                              CERTAIN TRANSACTIONS

     In connection with his relocation to the Company's facility in Beaverton, Oregon, Robert F. Scheer, a Vice President of the Company, was granted a loan in the original principal amount of $1,282,000 to assist him in the purchase of a home in the Beaverton area. The loan bears interest at the rate of 3% per annum and is due and payable upon the sale of his previous residence. The loan is secured by a deed of trust on his Oregon home and by his stock options and stock option proceeds. As of June 30, 1995, the amount of indebtedness under the loan was $1,316,326, the largest aggregate amount of indebtedness outstanding during fiscal 1995.

                               PERFORMANCE GRAPH

     The following chart shows the value of an investment of $100 on June 30, 1990 in cash of (i) the Company's Common Stock, (ii) the NASDAQ Stock Market Composite Index and (iii) the NASDAQ Electronics Components Stock Index. All values assume reinvestment of the full amount of all dividends and are calculated as of June 30 of each year. (1)

                                                                 CUMULATIVE TOTAL RETURN
                                                ---------------------------------------------------------
                                                6/30/90   6/30/91   6/30/92   6/30/93   6/30/94   6/30/95
                                                -------   -------   -------   -------   -------   -------
Maxim Integrated Products.....................    100       133       173       282       429       841
NASDAQ Stock Market -- U.S....................    100       106       127       160       162       215
NASDAQ Elec. Cmpnts...........................    100        96       117       202       222       461

---------------

(1) This Section is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                                   PROPOSAL 2

                  APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED
                             SHARES OF COMMON STOCK

     The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from 60,000,000 shares to 120,000,000 shares.

     The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware.

     In addition to the 29,436,579 shares of Common Stock outstanding at June 30, 1995, the Board has reserved 11,676,693 shares for issuance upon the grant and exercise of options and rights under the Company's stock option and stock purchase plans (excluding 225,000 shares reserved subject to stockholder approval) and 300,000 shares issuable upon exercise of a warrant granted to Tektronix Inc. in connection with the acquisition of the Tektronix integrated circuit operations. Additionally, upon approval of Proposal 3, another 1,700,000 shares (including the 225,000 shares referred to above) will be reserved for future grants under the Company's Stock Plans, leaving a remainder of 16,886,728 authorized shares available unless this proposal is approved.

     Although at present the Board of Directors has not made a determination to issue the additional shares of Common Stock, it is considering, and may approve in the near future, a stock dividend that would be substantially equivalent to a stock split. The Board is considering this action in order to improve the liquidity of the Company's stock for the benefit of the stockholders.

     Alternatively, to the extent that the additional shares were not used for a stock dividend or split, they could be used, without further stockholder approval, for various other purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and/or expanding the Company's business or product lines through the acquisition of other businesses or products. The Company has no other current plans, intentions or agreements that would require the issuance of newly authorized shares.

     The issuance of the additional shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. In addition, the issuance of additional shares could have the effect of diluting the earnings per share or book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

     The affirmative vote of a majority of the outstanding shares of Common Stock will be required to approve the amendment to the Company's Certificate of Incorporation. The Board of Directors recommends a vote FOR this proposal.

                                   PROPOSAL 3

                    APPROVAL OF INCENTIVE STOCK OPTION PLAN,
                      1987 SUPPLEMENTAL STOCK OPTION PLAN
             AND 1987 EMPLOYEE STOCK PARTICIPATION PLAN, AS AMENDED

     In August 1995, the Board of Directors adopted, subject to stockholder approval, amendments to the Company's Incentive Stock Option Plan (the "ISO Plan"), the 1987 Supplemental Stock Option Plan (the "Supplemental Plan"), the 1987 Employee Stock Participation Plan (the "ESP Plan") (collectively, the

"Employee Stock Plans") to increase the number of shares of the Company's Common Stock on which options may be granted from the common pool established for the Employee Stock Plans and the Supplemental Nonemployee Stock Option Plan (the "Nonemployee Plan") by 1,700,000 shares. (The ISO Plan and the Supplemental Plan are together referred to as "Option Plans." The Nonemployee Plan and the Employee Stock Plans are together referred to as the "Stock Plans.")

     The Board of Directors is hereby submitting for stockholder ratification and approval the Employee Stock Plans, including the amendments to the Employee Stock Plans herein described.

     The Company has determined that substantial equity participation for employees is critically important to creating an organization in which employees will remain for very long periods of time and the Employee Stock Plans are designed to contribute toward this goal.

     In order to be adopted, this proposal requires the affirmative vote of a majority of the shares represented in person or by proxy and voting at the Annual Meeting. The Board of Directors recommends a vote FOR this proposal.

     The following table is a summary of the number of shares which have been available for issuance under the Stock Plans since inception of the Company:

                                    OPTION POOL
                     YEARLY            SINCE
    FISCAL         INCREASE TO       INCEPTION
     YEAR          COMMON POOL     OF THE COMPANY
--------------     -----------     --------------
1983(Approved)      1,066,666         1,066,666
1984(Approved)        533,334         1,600,000
1985(Approved)      1,066,668         2,666,668
1987(Approved)      1,333,332         4,000,000
1988(Approved)      2,333,332         6,333,332
1989(Approved)      1,266,668         7,600,000
1990(Approved)      2,000,000         9,600,000
1991(Approved)      2,700,000        12,300,000
1992(Approved)      1,650,000        13,950,000
1993(Approved)      2,000,000        15,950,000
1994(Approved)      1,530,000        17,480,000
1995(Approved)      3,600,000        21,080,000
1996(Proposed)      1,700,000        22,780,000

     As of June 30, 1995, 11,486,257 stock options remain outstanding, of which 3,645,783 options are vested and exercisable while the remaining 7,840,474 options vest over the next six years as follows:

                                  YEAR ENDING                               NUMBER OF
                                   JUNE 30,                              OPTIONS TO VEST
        ---------------------------------------------------------------  ---------------
          1996.........................................................     1,879,308
          1997.........................................................     1,869,964
          1998.........................................................     1,737,092
          1999.........................................................     1,411,938
          2000.........................................................       781,777
          2001.........................................................       160,395
                                                                         ---------------
                                                                            7,840,474
                                                                          ===========

     The principal uses for the increase to the stock option pool are to provide for option grants for recruiting employees by offering a means by which their creativity and dedicated efforts will allow them to participate in the increased stockholder value; and for grants to existing employees generally for periods vesting beyond 1999, by adding option grants at the end of an employee's current vesting period.

     As of June 30, 1995, there were 11,486,257 shares subject to outstanding options under the Option Plans (56,094 of these outstanding options have been granted with their exercise subject to approval of this proposal), and a maximum of 51,530 shares subject to outstanding rights under the ESP Plan. As of June 30, 1995, without the stockholder approval sought hereby, no options were available for future grant under the Stock Plans. All non-executive officer employees, as a group, were granted options, from May through June, to purchase an aggregate of 56,094 shares at an average exercise price of $45.45, subject to stockholder approval.

     As of June 30, 1995, options outstanding under the Option Plans had exercise prices ranging from $0.75 to $46.75 and expiration dates ranging from October 26, 1995 to June 1, 2005. As of June 30, 1995, rights outstanding under the ESP Plan had an exercise price of $29.91 (or 85% of the fair market value of the Company's Common Stock on the exercise date, if less), and an expiration date of December 31, 1995.

THE MATERIAL FEATURES OF THE EMPLOYEE STOCK PLANS ARE AS FOLLOWS:

  Purpose

     The common purpose of the Employee Stock Plans is to increase stockholder value, which is accomplished largely as a result of the Company's successful, on-going stock option programs in which 697 key salaried employees (93% of all salaried employees) currently participate. The Company believes that Maxim's long-term commitment to employee ownership of Maxim stock has significantly contributed to limiting turnover among salaried employees. The Company also strongly believes that the employee ownership of Maxim is largely responsible for Maxim's consistent and impressive growth.

  Administration

     The Employee Stock Plans are administered by the Board of Directors of the Company. The Board is authorized in each of the Employee Stock Plans to delegate administration of the Employee Stock Plan to a committee composed of not less than three members of the Board. The Board has delegated administration of the Option Plans to the Compensation Committee composed of the nonemployee members of the Board who are "outside directors." The definition of "outside director" excludes (i) current employees of the Company, (ii) former employees of the Company receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of the Company and (iv) directors currently receiving direct or indirect remuneration from the Company in any capacity (other than as a director).

     The Board has the final power to construe and interpret the Employee Stock Plans and the rights granted under them, and, subject to the provisions of the applicable Employee Stock Plan, to determine: the persons to whom and the dates on which options will be granted pursuant to the Option Plans; the number of shares to be subject to each option; the time or times during the term of each option within which all or a portion of such option may be exercised; the exercise price; the type of consideration and the other terms of the options; when and how rights to purchase Common Stock of the Company under ESP Plan will be granted; the terms of each offering of rights under the ESP Plan, which need not be identical; and the affiliates eligible to participate in the ESP Plan.

  Amendment

     The Board may at any time amend or terminate any of the Employee Stock Plans, except that such amendment or termination shall not impair or alter any rights granted under a plan prior thereto without the consent of the person to whom such rights were granted.

     Any amendment of the ISO Plan, the Supplemental Plan, or the ESP Plan must be approved, within 12 months before or after its adoption by the Board of Directors, by a vote of a majority of the shares of the Company represented and voting at a duly called meeting if the amendment would: (i) increase the number of shares reserved for options under the respective Employee Stock Plan; (ii) materially modify the eligibility requirements for participation in the respective Employee Stock Plan; or (iii) materially increase the benefits which may accrue to participants under the respective Employee Stock Plan.

     The Board may suspend or terminate any or all of the Employee Stock Plans at any time. Unless sooner terminated, the ISO Plan will terminate on August 12, 2002, the Supplemental Plan will terminate on June 1, 1997 and the ESP Plan will terminate on August 25, 1997.

  Eligibility

     Options under the Option Plans may be granted to employees (including officers) of the Company or any affiliate. The number of eligible employees was approximately 1,250 as of June 30, 1995. A director of the Company is not eligible for the benefits of the Option Plans unless he is also an employee of the Company or an affiliate. A director is not eligible to be granted options under the Option Plans unless and until he is expressly declared eligible to participate in any of such plans by action of the Board, and only if, at any time discretion is exercised by the Board in the selection of a director as a person to whom options or stock rights may be granted, or in the determination of the number of shares which may be covered by such options or stock rights, a majority of the Board and a majority of the directors acting on such matter are disinterested persons (or, if administration of the Option Plans has been delegated to a committee, all of the members of the committee are disinterested persons).

     For options that were granted under the ISO Plan, the aggregate fair market value (determined at the time the options are granted) of the stock with respect to which incentive stock options are first exercisable during any calendar year for any employee under all incentive stock option plans of the Company and its affiliates may not exceed $100,000. Should it be determined that any option granted under the ISO Plan exceeds the applicable maximum, such option or portion thereof will be considered a nonstatutory stock option as required in the ISO Plan or by law.

     In November 1994, the Option Plans were amended to include a per-employee, per-calendar year limitation equal to 1,500,000 shares (approximately 5% of the outstanding shares of Common Stock). The purpose of adding this limitation is to ensure that the Company generally will continue to be able to deduct for tax purposes the compensation attributable to the exercise of options granted under the Option Plans.

     Under the ESP Plan, any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company on the first day of each Purchase Period (as defined in "Terms of Rights Under the Plans, ESP" below) is eligible to participate, provided such employee has been in the continuous employ of the Company for a specified period preceding the first day of the purchase period as determined by the Board. The number of eligible employees was approximately 1,400 as of June 30, 1995. Employees of an affiliate of the Company designated by the Board of Directors are eligible to participate in the ESP Plan provided they meet the same employment requirements. Directors and officers of the Company or an affiliate who are highly compensated (as defined in the Code) are not eligible to be granted rights under the ESP Plan. Notwithstanding the foregoing, no employee shall be eligible for the grant of any rights under the ESP Plan if, immediately after such grant, that employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any affiliate (including any stock which such employee may purchase under all outstanding rights and options), nor can any employee be granted rights under the ESP Plan which would permit that employee to buy more than $11,765 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its affiliates as defined in
Section 423 of the Code in any calendar year.

  Stock Subject to the Stock Plans

     Up to 21,080,000 shares of the Company's Common Stock since fiscal 1983, have been authorized for issuance under each of the Stock Plans (up to 22,780,000 after the adoption of the proposed amendments), less any shares that may be issued or subject to options granted under the other Stock Plans. Stock subject to the Stock Plans may be unissued shares or reacquired shares, bought on the market or otherwise. If options or rights granted under any of the Stock Plans expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such options or rights again becomes available for issuance under the Stock Plans.

  Terms of Options and Rights under the Employee Stock Plans

     Option Plans

     The following is a description of the terms and conditions of options permitted by the Option Plans. Such terms and conditions may change from time to time, and the terms and conditions of separate options need not be identical.

     Exercise Price. The exercise price for any option granted under the ISO Plan and the Supplemental Plan may not be less than 100% of the fair market value and 85% of the fair market value, respectively, of the stock subject to the option on the date of grant, subject to the limitation described below. However, no option may be granted to a person who, at the time of the grant, owns stock constituting more than 10% of the total combined voting power of all classes of stock entitled to vote of the Company or an affiliate unless the exercise price is at least 110% of the fair market value of such stock at the date the option is granted and the term of the option does not exceed five years from the date such option is granted. The Option Plans permit the Company's Board of Directors to reprice outstanding options by canceling outstanding options and granting new lower priced options, or to lower the exercise price of any outstanding option, subject to the limitation described below.

     Limitation on Grants. All options granted under the Supplemental Plan must be granted at an exercise price at least equal to 85% of the fair market value of the Company's stock on the date of grant, provided that the Board may not grant options at an exercise price less than 100% of the fair market value unless all the following criteria are met: (i) such grants are made only infrequently; there is a presumption by the Board or the Compensation Committee in favor of grants at 100% of fair market value, (ii) there is a good faith determination by the Board or the Compensation Committee that a valid business reason exists to support such a grant and such determination is recorded in writing as part of the minutes of the meeting, and (iii) the total number of shares granted under the Supplemental Plan at less than fair market value does not exceed 5% of the aggregate pool of shares reserved for issuance under the Employee Stock Plans.

     In addition, options granted under the Option Plans may only be repriced by the Board or the Compensation Committee under the following limited conditions:
(i) the number of options subject to repricing in any 12 month period may not exceed 5% of the aggregate pool of shares reserved for issuance under the Employee Stock Plans, and (ii) repricing should occur only infrequently and must not be solely due to poor operating performance by the Company.

     Consideration. The purchase price of stock acquired pursuant to an option must be paid either (i) in cash at the time the option is exercised or (ii) at the discretion of the Board, either at the time of grant or exercise of the option (A) by delivery to the Company of other Common Stock of the Company, (B) pursuant to a deferred payment or other arrangement (which may include the use of other Common Stock of the Company) or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement under the ISO Plan, interest is payable at least annually and is charged at the minimum rate necessary to avoid imputation of interest under the Code. Deferred payment arrangements under the Supplemental Plan may be interest free or the Board may provide for interest at an appropriate rate.

     Option Exercise. Options granted may be immediately exercisable or allotted in periodic installments, as determined by the Board. If the total number of shares subject to an option is allotted in periodic installments, then during each of these periods, the option may be exercised with respect to some or all of the shares allotted to said period, and/or with respect to some or all of the shares allotted to a prior period with respect to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised with respect to any shares then remaining subject to the option. The Board has the power to accelerate the time during which an option may be exercised.

     Early Exercise. The option may, but need not, include a provision whereby the optionee may elect during the term of his employment with the Company or an affiliate to exercise the option as to a part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

     Term. Options may have a maximum term of ten years, except that options granted to persons owning more than 10% of the total combined voting power of all classes of stock of the Company or an affiliate may have a maximum term of five years.

     Termination of Option. An option will terminate three months after the optionee ceases to be employed by the Company or an affiliate, unless (i) the termination of employment is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; or
(ii) the optionee dies while employed by the Company or an affiliate, or within no more than three months after termination of such employment, in which case the option may, but need not, provide that it may be exercised by the person or persons to whom the rights of such option pass by will or the laws of descent or distribution within 18 months of the optionee's death; or (iii) the option by its terms specifically provides either (A) that it will terminate sooner than three months after termination of the optionee's employment or (B) that it may be exercised more than three months after termination of the optionee's employment with the Company or an affiliate.

     Nontransferability. An option is not transferable by the optionee other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option may be exercised only by the optionee.

  ESP Plan

     The Board has the power from time to time to grant or provide for the grant of rights to purchase stock of the Company under the ESP Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board deems appropriate, except that each Offering must include the substance of the required provisions of the ESP Plan, which are described below. The provisions of separate Offerings need not be identical. Each Offering can be no longer than 27 months (the "Purchase Period"). Offerings are expected to be of approximately 12 months' duration.

     Participation. An eligible employee becomes a participant in an Offering by delivering an agreement to the Company, within the time specified in each Offering, authorizing payroll deductions of up to 20% of his compensation (as defined in the ESP Plan) during the Purchase Period. All payroll deductions made for a participant are credited to his account under the ESP Plan and are deposited with the general funds of the Company. If specifically allowed pursuant to the terms of the Offering, a participant may make direct payments into his or her account to the extent such participant has not had the maximum amount withheld during the Purchase Period. The purchase price of the shares is accumulated by payroll deductions (or direct payments) over the Purchase Period. At any time during the Purchase Period a participant may terminate his payroll deductions, but a participant may increase, reduce or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering.

     Number of Shares in an Offering. In connection with each Offering, the Board will specify a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such Offering by all participants. If the aggregate number of shares purchased upon exercise of rights granted in the Offering would exceed the maximum aggregate number, the Board will make a pro rata allocation of the shares available in as nearly a uniform manner as practicable and as it shall deem to be equitable. Unless the employee's right to purchase shares will be exercised automatically on a date or dates specified in each Offering (an "Exercise Date") at the applicable price. It is expected that Exercise Dates will occur on the last day of each calendar quarter of each calendar year within a Purchase Period.

     Purchase of Stock. On each Exercise Date, the balance in each participant's account will be applied to the purchase of whole shares of stock of the Company. No fractional shares shall be issued upon the exercise of rights granted under the ESP Plan. The amount remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Exercise Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the ESP Plan, unless such participant withdraws from such next Offering or is no longer eligible to be granted rights under the ESP Plan, in which case such amount is distributed to such participant after the Exercise Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Exercise Date of an Offering is distributed in full to the participant after such Exercise Date, without interest.

     Purchase Price. The purchase price per share of stock acquired pursuant to the ESP Plan will not be less than the lessor of: (i) an amount equal to 85% of the fair market value of a share of Common Stock on the Offering Date; or (ii) an amount equal to 85% of the fair market value of a share of Common Stock on the Exercise Date.

     Withdrawal. While each participant in the ESP Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given Offering by terminating his payroll deductions and by delivering to the Company a notice of withdrawal from the Offering. Such withdrawal may be elected at any time prior to the end of the applicable Purchase Period. Upon any withdrawal from an Offering by the employee, the Company will distribute to the employee his accumulated payroll deductions (reduced for prior purchases) without interest, and such employee's interest in the Offering will be automatically terminated. The employee is not entitled to participate again in that Offering. An employee's withdrawal from an Offering will not have any effect upon that employee's eligibility to participate in subsequent Offerings under the ESP Plan, but such employee is required to submit a new participation agreement.

     Termination of Employment. Rights granted pursuant to any Offering under the ESP Plan shall terminate immediately upon cessation of an employee's employment for any reason, and the Company shall distribute to such employee all of his or her accumulated payroll deductions (reduced for prior purchases), without interest.

     Nontransferability. Rights granted under the ESP Plan are not transferable and can only be exercised by the person to whom such rights are granted.

  Adjustment Provisions

     If any change is made in the stock subject to the Employee Stock Plans or subject to any rights granted under the Employee Stock Plans (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Board shall make appropriate adjustments in the classes and maximum number of shares subject to the Employee Stock Plans, the maximum number of shares which may be granted to an employee during a calendar year, and the classes, number of shares and price per share of stock subject to outstanding options or rights.

     In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, pursuant to the Employee Stock Plans, at the sole discretion of the Board of Directors, (1) any surviving corporation shall assume any rights outstanding under such Plans or shall substitute similar rights for those outstanding under such Plans, or (2) such rights will continue in full force and effect, or (3) with respect to the Option Plans, the time during which options may be exercised will be accelerated and terminated if not exercised prior to such event, and with respect to the ESP Plan, the rights will be exercised immediately prior to such event.

  Certain Federal Income Tax Consequences Relating to the Employee Stock Plans

     In fiscal 1995, exercises of employee stock options resulted in over $11.5 million of cash savings as a result of tax deductions for the Company and in $9.8 million of cash to the Company from stock option exercises, for total cash generated of over $21.3 million, a significant contribution to the strength of the Company's balance sheet and a material reduction to any dilutive effect of such programs. Approximately $11.9 million of the proceeds have been used to repurchase 388,500 shares on the open market, reducing the dilutive effect of the option program. The Company plans to continue repurchasing its common stock.

     Incentive Stock Options. Options under the ISO Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under Section 422 of the Code. Incentive stock options generally have the following tax consequences:

     There are generally no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionees alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one year. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act").

     Upon exercise of an incentive stock option, the excess of the stock's fair market value on the date of exercise over the option exercise price will constitute an adjustment in calculating the optionee's alternative minimum tax, if any.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disposition occurs.

     Supplemental Stock Options. Options under the Supplemental Plan are "nonstatutory stock options" which generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option normally the optionee will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the exercise price. Generally, with respect to employees the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will be generally entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m) which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with proposed Treasury regulations issued under Code Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by the stockholders.

     In November 1994, the stockholders approved an amendment to the Option Plans which specified 1,500,000 shares as the maximum number of shares with respect to which options may be granted to any employee under the Option Plans during a calendar year.

     ESP Plan. Participation in the ESP Plan is intended to qualify for the favorable federal income tax treatment accorded employee stock purchase plans under Section 423 of the Code. Under these provisions, a participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

     If the shares are sold or disposed of at least two years after the beginning of the offering period and at least one year after the purchased shares are transferred to the participant, then the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is 28% while the maximum ordinary rate is effectively 39.6% at the present time.

     If the shares are sold or disposed of before the expiration of either or both of the holding periods described above, then the excess of the fair market value of the shares on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition, and the Company in the future may be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the shares are disposed of for less than their fair market value measured as of the exercise date, the same amount of ordinary income is attributable to a participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such exercise date. Any such capital gain or loss will be long or short-term depending on whether the shares have been held for more than one year from the date they are transferred to the participant.

     There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the ESP Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the code and the satisfaction of a tax reporting obligation).

     Other Tax Consequences. The foregoing discussion is not a complete description of the federal income tax aspects of incentive and nonstatutory stock options or participation in the ESP Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable.

     Participants in the Employee Stock Plans who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

                                   PROPOSAL 4

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the year ending June 30, 1996, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.

     In order to be adopted, this proposal requires the affirmative vote of a majority of the shares represented in person or by proxy and voting at the Annual Meeting. The Board of Directors recommends a vote FOR this proposal.

                                 OTHER MATTERS

     The Board of Directors does not know of other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

                  STOCKHOLDER PROPOSALS -- 1996 ANNUAL MEETING

     Proposals of stockholders which are intended to be presented at the Company's 1996 Annual Meeting of Stockholders must be received by the Company no later than May 27, 1996 in order to be included in the proxy statement and proxy relating to that meeting.

                                          JOHN F. GIFFORD
                                          President, Chief Executive Officer
                                          and Chairman of the Board
September 22, 1995

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THIS MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                         MAXIM INTEGRATED PRODUCTS, INC.
                           INCENTIVE STOCK OPTION PLAN

                              Adopted June 30, 1983

            As Amended by the Board of Directors on October 20, 1983 with the Approval of the Shareholders on February 6, 1984

          As Further Amended by the Board of Directors on June 27, 1984
            with the Approval of the Shareholders on October 3, 1984

       As Further Amended by the Board of Directors on September 10, 1985
           with the Approval of the Shareholders on September 25, 1985

         As Further Amended by the Board of Directors on August 14, 1986
            with the Approval of the Shareholders on November 6, 1986

     As Further Amended by the Board of Directors on February 14, June 2 and
              August 26, 1987 with the Approval of the Shareholders
                              on October 19, 1987

         As Further Amended by the Board of Directors on January 29 and
              August 23, 1988 with the Approval of the Stockholders
                              on October 26, 1988

         As Further Amended by the Board of Directors on August 24, 1989
            with the Approval of the Stockholders on November 3, 1989

         As Further Amended by the Board of Directors on August 9, 1990
            with the Approval of the Stockholders on October 26, 1990

           As Further Amended by the Board of Directors on May 8, 1991
            with the Approval of the Stockholders on November 7, 1991

         As Further Amended by the Board of Directors on August 13, 1992
            with the Approval of the Stockholders on November 5, 1992

         As Further Amended by the Board of Directors on August 25, 1993
            with the Approval of the Stockholders on November 5, 1993

       As Further Amended by the Board of Directors on February 17, 1994,
                March 23, 1994, April 21, 1994, and May 12, 1994
           with the Approval of the Stockholders on November 10, 1994


                                       1.

         As Further Amended by the Board of Directors on August 10, 1995
           with the Approval of the Stockholders on November ___, 1995

1.       PURPOSE

         (a) The purpose of the Plan is to provide a means by which employees of Maxim Integrated Products, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), may be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of persons now holding positions with the Company, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the options issued under the Plan be incentive stock options as that term is used in Section 422 of the Code.

2.       ADMINISTRATION

         (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.





                                       2.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

             (1) To determine from time to time which of the persons eligible under the Plan shall be granted options; when and how the option shall be granted; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each such person.

             (2) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

             (3) To amend the Plan as provided in paragraph 10.

             (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than three (3) persons (who may, but need not, be members of the Board) (the "Committee"), all of the members of which Committee shall be disinterested persons, if required and as defined by the provisions of subparagraph 2(d), and may also be, in the discretion of the Board, outside directors, as defined by the provisions of subparagraph 2(f). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the





                                       3.

Plan to the extent permitted by law, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this paragraph 2 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant options to eligible persons who (1) are not then subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and/or (2) are either (i) not then covered employees (as defined by the provisions of subparagraph 2(e)) and are not expected to be covered employees at the time of recognition of income resulting from such option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

         (d) The term "disinterested person", as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), who meets the definition of a "disinterested person" set forth in Securities and Exchange Commission ("SEC") Rule 16b-3 or any successor to such Rule.

         (e) The term "covered employee," as used in this Plan, means the Chief Executive Officer and the four (4) other highest compensated officers of the Company.

         (f) The term "outside director," as used in this Plan, means a director who either (i) is not a current employee of the Company or an "affiliated corporation" (as defined in the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an affiliated corporation receiving compensation for prior services (other than benefits





                                       4.

under a tax qualified pension plan), was not an officer of the Company or an affiliated corporation at any time, and is not currently receiving compensation for personal services in any capacity other than as a director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (g) Any requirement that an administrator of the Plan be a "disinterested person" shall not apply if the Board or the Committee expressly declares that such requirement shall not apply.

3.       SHARES SUBJECT TO THE PLAN

         (a) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate twenty-two million seven hundred eighty thousand (22,780,000) shares (adjusted to reflect the stock dividend effective November 23, 1994) of the Company's common stock; provided, however, that such aggregate number of shares shall be reduced to reflect the number of shares of the Company's common stock which has been sold under, or may be sold pursuant to options granted under, the Company's 1987 Supplemental Stock Option Plan, 1987 Employee Stock Participation Plan and Supplemental Nonemployee Stock Option Plan to the same extent as if such sales had been made or options had been granted pursuant to this Plan. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.





                                       5.

         (c) An option may be granted to an eligible person under the Plan only if the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such optionee during any calendar year under all incentive stock option plans of the Company and its Affiliates does not exceed one hundred thousand dollars ($100,000). Should it be determined that an option granted under the Plan exceeds such maximum for any reason other than the failure of a good faith attempt to value the stock subject to the option, such option shall be considered a nonstatutory stock option to the extent, but only to the extent, of such excess; provided, however, that should it be determined that an entire option or any portion thereof does not qualify for treatment as an incentive stock option by reason of exceeding such maximum, such option or the applicable portion shall be considered a nonstatutory stock option.

4.       ELIGIBILITY

         (a) Options may be granted only to employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible for the benefits of the Plan unless such director is also an employee (including an officer) of the Company or any Affiliate.

         (b) A director shall in no event be eligible for the benefits of the Plan unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board in the selection of a director as a person to whom options may be granted, or in the determination of the number or maximum number of shares which may be covered by options granted to a director, a majority of the Board and a majority of the directors acting in such matter are disinterested persons, as defined





                                       6.

in subparagraph 2(d). The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect.
(c) No person shall be eligible for the grant of an option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the option price is at least one hundred ten percent (110%) of the fair market value of such stock at the date of grant and the term of the option does not exceed five (5) years from the date of grant.

         (c) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, no person shall be eligible to be granted options covering more than one million five hundred thousand (1,500,000) shares (adjusted to reflect the stock dividend effective November 23, 1994) of the Company's common stock in any calendar year.

5.       OPTION PROVISIONS

         Each option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

         (a) The term of any option shall not be greater than ten (10) years from the date it was granted.

         (b) The exercise price of each option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted.





                                       7.

         (c) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of grant or exercise of the option,
(A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the option is granted or to whom the option is transferred pursuant to subparagraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

         (e) The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised





                                       8.

from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 5(e) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

         (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option: (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

         (g) An option shall terminate three (3) months after termination of the optionee's employment with the Company or an Affiliate, unless (i) the termination of employment of the optionee is due to such person's permanent and total disability, within the meaning of Section 422(c)(6) of the Code, in which case the option may, but need not, provide that it may be exercised





                                       9.

at any time within one (1) year following such termination of employment; or
(ii) the optionee dies while in the employ of the Company or an Affiliate, or within not more than three (3) months after termination of such employment, in which case the option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifies either (a) that it shall terminate sooner than three (3) months after termination of the optionee's employment, or (b) that it may be exercised more than three (3) months after termination of the optionee's employment with the Company or an Affiliate. This subparagraph 5(g) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment.

         (h) The option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment with the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.

6.       COVENANTS OF THE COMPANY

         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.





                                      10.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

7.       USE OF PROCEEDS FROM STOCK

         Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

8.       MISCELLANEOUS

         (a) The Board or the Committee shall have the power to accelerate the time during which an option may be exercised, or the time during which an option or any portion thereof will vest pursuant to subparagraph 5(e), notwithstanding the provisions in the option stating the time during which it may be exercised or the time during which it will vest.

         (b) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.





                                      11.

         (c) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

         (d) Nothing in the Plan or any instrument executed or option granted pursuant thereto shall confer upon any eligible employee or optionee any right to continue in the employ of the Company or any Affiliate or shall affect the right of the Company or any Affiliate to terminate the employment of any eligible employee or optionee with or without cause.

         (e) Outstanding options may be Repriced (as defined below) only subject to the following conditions: (1) Repricing may be approved as to a number of shares subject to outstanding options equal to not more than five percent (5%) of the Total Shares Subject to the Plan (defined below) in any twelve (12) month period; (2) Repricing requires the approval of a majority of the Board or the Committee; and (3) the Board or the Committee shall not Reprice options unless it records in the minutes of its meeting or action by written consent its good faith determination that the following conditions have been satisfied: Repricing is to occur only infrequently and the determination to approve Repricing derives principally from conditions other than poor operating performance by the Company. To "Reprice" for purposes of this Plan shall mean to amend an outstanding option to reduce its exercise price or to issue a new option with a lower exercise price to replace an outstanding option with a higher exercise price, in either case without a material





                                      12.

adverse (to the optionee) change in the other terms of the outstanding option. The Total Shares Subject to the Plan shall mean the aggregate number of shares initially reserved for issuance under the Plan plus all increases in shares reserved for issuance after the initial reservation.

9.       ADJUSTMENTS UPON CHANGES IN STOCK

         (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

         (b) In the event of: (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, at the sole discretion of the Board and to the extent permitted by applicable law: (i) any surviving corporation shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, or (ii) the time during which such





                                      13.

options may be exercised shall be accelerated and the options terminated if not exercised prior to such event, or (iii) such options shall continue in full force and effect.

10.      AMENDMENT OF THE PLAN

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the vote of a majority of the shares of the Company represented and voting at a duly held meeting within twelve (12) months before or after the adoption of the amendment, where the amendment will:

             (i) Increase the number of shares reserved for options under the Plan;

             (ii) Materially modify the requirements as to eligibility for participation in the Plan; or

             (iii) Materially increase the benefits accruing to participants under the Plan.

         (a) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to





                                      14.

employee incentive stock options and/or to bring the Plan and/or options granted under it into compliance therewith.

         (c) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

11.      TERMINATION OR SUSPENSION OF THE PLAN

         (d) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on August 12, 2002. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (e) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

12.      EFFECTIVE DATE OF PLAN

         The Plan as amended and restated herein shall become effective as determined by the Board, but no options granted after the date of this amendment and restatement of the Plan shall be exercised unless and until this restated Plan has been approved by the vote of the holders of a majority of the outstanding shares of the Company entitled to vote, or by the written consent of the holders of the outstanding shares of the Company entitled to vote, to the extent necessary under applicable laws to obtain incentive stock option treatment under Section 422 of the Code, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.





                                      15.

                         MAXIM INTEGRATED PRODUCTS, INC.
                   SUPPLEMENTAL NONEMPLOYEE STOCK OPTION PLAN

                            Adopted October 20, 1983

             As Amended by the Board of Directors on August 14, 1986
                Approved by the Shareholders on October 19, 1987

  As Further Amended by the Board of Directors on January 29 and April 22, 1988

         As Further Amended by the Board of Directors on August 9, 1990

           As Further Amended by the Board of Directors on May 8, 1991

         As Further Amended by the Board of Directors on August 13, 1992

         As Further Amended by the Board of Directors on August 25, 1993

                 As Further Amended by the Board of Directors on
       February 17, 1994, March 23, 1994, April 21, 1994, and May 12, 1994

         As Further Amended by the Board of Directors on August 10, 1995


1.       PURPOSE

        (a) The purpose of the Plan is to provide a means by which selected consultants, advisors, independent contractors, vendors, customers and other persons (which term shall include, for purposes of this Plan, individuals, partnerships, corporations and other entities) having a past, current or prospective business relationship with Maxim Integrated Products, Inc., a Delaware corporation (the Company"), or any of its affiliates, as defined in subparagraph 1(b), may be given an opportunity to purchase stock of the Company. The Company, by means of the Plan, seeks to secure, retain and enhance the benefits of relationships with such persons.


                                       1.

        (b) The word "affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Section 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

2.       ADMINISTRATION

        (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

        (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

             (1) To determine from time to time which of the persons eligible under the Plan shall be granted options; when, how and for what price, if any, the option shall be granted; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each such person.

             (2) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.


                                       2.

             (3) To amend the Plan as provided in paragraph 10.

             (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a committee of the Board. If administration is delegated to a committee, the committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN

         (a) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate twenty-two million seven hundred eighty thousand (22,780,000) shares (adjusted to reflect the stock dividend effective November 23, 1994) of the Company's Common Stock; provided, however, that such aggregate number of shares shall be reduced to reflect the number of shares of the Company's common stock which has been sold under, or may be sold pursuant to outstanding options granted under, the Company's Incentive Stock Option Plan, 1987 Employee Stock Participation Plan and 1987 Supplemental Stock Option Plan to the same extent as if such sales had been made or options had been granted pursuant to this Plan. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan. In addition, if


                                       3.

options granted under the Plan are exercised in accordance with the option prior to the full vesting thereof, and shares of the stock so acquired are thereafter repurchased by the Company in accordance with the terms of such option, the stock so repurchased shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       ELIGIBILITY

         Options may be granted to any person having a past, current or prospective business relationship with the Company or any of its affiliates as to whom the Board or the committee has determined that providing such person an opportunity for an equity interest in the Company is likely to be beneficial to the Company or any of its affiliates. Eligible persons may include, without limiting the generality of the foregoing, consultants, advisors, independent contractors, suppliers and customers. Persons eligible under this Plan shall not include (a) any person who is an employee of the Company or any of its affiliates at the time of grant (but such person's subsequently becoming an employee of the Company or an affiliate during the term of the option shall not affect the option, and the exercisability of an option may be conditioned upon an optionee's becoming and/or remaining an employee of the Company or an affiliate), (b) any director of the Company, or (c) any person in which or whom any director of the Company has any material financial interest. It shall be a condition precedent to the effectiveness of any option grant hereunder that the prospective optionee shall certify (A) as to what, if any, material financial interest in such optionee is held by any director or officer of the Company and
(B) that the grantee

                                       4.

has made whatever disclosures as to the option grant and effected all other compliances that may be required by him by law or by his employer, partners or other persons to whom he may owe a duty of disclosure as to the option grant.

5.       OPTION PROVISIONS

         Each option shall be in such form and shall contain such terms and conditions as the Board or the committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

         (a) The price to be paid upon acquisition of the option, provided that such price may be equal to zero. Any such acquisition price shall be paid in cash or in any other form of legal consideration that may be acceptable to the Board or the committee in their discretion.

         (b) The term of any option shall not be greater than ten (10) years from the date it was granted.

         (c) The exercise price of each option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted.

         (d) The purchase price of stock acquired pursuant to an option shall be paid, as specified in the option, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the committee, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the option is granted or to whom the option is transferred pursuant to


                                       5.

subparagraph 5(e), or (C) in any other form of legal consideration that may be acceptable to the Board or the committee in their discretion, either at the time of grant or exercise of the option.

         In the case of any deferred payment arrangement specified at the time of grant, an interest rate shall be stated which is not less than the rate then specified which will prevent any imputation of higher interest under Section 483 of the Code.

         (e) An option shall not be transferable except by will or by the laws of descent and distribution or, as to a person other than an individual, in connection with a merger or a sale or transfer of all or substantially all the assets of the optionee.

         (f) The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 5(f) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

         (g) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(e), as a condition of exercising any such option: (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative who has such knowledge


                                       6.

and experience in financial and business matters that he is capable of evaluating, alone or together with the optionee, the merits and risks of exercising the option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement is not required in the circumstances under the then applicable federal securities laws.

6.       COVENANTS OF THE COMPANY

         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the


                                       7.

Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

7.       USE OF PROCEEDS FROM STOCK

         Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

8.       MISCELLANEOUS

         (a) The Board or the committee shall have the power to accelerate the time during which an option may be exercised, notwithstanding the provisions in the option stating the time during which it may be exercised.

         (b) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

9.       ADJUSTMENTS UPON CHANGES IN STOCK

         (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Board may make appropriate adjustments in the maximum number of shares subject to the Plan and the number of shares and price per share of stock subject to outstanding options.


                                       8.

         (b) In the event of: (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, any outstanding options under the Plan shall terminate, unless another corporation assumes such options or substitutes similar options for those under the Plan or the Board determines in its sole discretion that such options shall continue in full force and effect.

10.      AMENDMENT OF THE PLAN

         (a) The Board at any time, and from time to time, may amend the Plan.

         (b) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom the option was granted.

11.      TERMINATION OR SUSPENSION OF THE PLAN

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on August 12, 2002. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.


                                       9.

12.      EFFECTIVE DATE OF PLAN

         The Plan as amended and restated herein shall become effective as determined by the Board.



                                      10.

                         MAXIM INTEGRATED PRODUCTS, INC.
                       1987 SUPPLEMENTAL STOCK OPTION PLAN


                              Adopted June 2, 1987

             As amended by the Board of Directors on August 26, 1987
                    Approved by Shareholders October 19, 1987

              As further amended on January 29 and August 23, 1988
                  Approved by Stockholders on October 26, 1988

                      As further amended on August 24, 1988
                  Approved by Stockholders on November 3, 1989

                      As further amended on August 9, 1990
                  Approved by Stockholders on October 26, 1990

                        As further amended on May 8, 1991
                  Approved by Stockholders on November 7, 1991

                      As further amended on August 13, 1992
                  Approved by Stockholders on November 5, 1992

                      As further amended on August 25, 1993
                  Approved by Stockholders on November 5, 1993

                    As further amended on February 17, 1994,
                 March 23, 1994, April 21, 1994 and May 12, 1994
                  Approved by Stockholders on November 10, 1994

                      As further amended on August 10, 1995
                 Approved by Stockholders on November ___, 1995


1.       PURPOSE

                                       1.

         (a) The purpose of the Plan is to provide a means by which employees of Maxim Integrated Products, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), may be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of persons now employed by the Company, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the options issued under the Plan not be incentive stock options as that term is used in Section 422 of the Code.

2.       ADMINISTRATION

         (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

             (1) To determine from time to time which of the persons eligible under the Plan shall be granted options; when and how the option shall be granted; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each such person.

             (2) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

             (3) To amend the Plan as provided in paragraph 10.

             (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than three (3) persons (who may, but need not, be members of the Board) (the "Committee"), all of the members of which Committee shall be disinterested persons, if required and as defined by the provisions of subparagraph 2(d), and may also be, in the discretion of the Board, outside directors, as defined by the provisions of subparagraph 2(f). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan to the extent permitted by law, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted

                                       3.

from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this paragraph 2 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant options to eligible persons who (1) are not then subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and/or (2) are either (i) not then covered employees (as defined by the provisions of subparagraph 2(e)) and are not expected to be covered employees at the time of recognition of income resulting from such option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

         (d) The term "disinterested person," as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), meets the definition of a "disinterested person" set forth in Securities and Exchange Commission ("SEC") Rule 16b-3 or any successor to such Rule.

         (e) The term "covered employee," as used in this Plan, means the Chief Executive Officer and the four (4) other highest compensated officers of the Company.

         (f) The term "outside director," as used in this Plan, means a director who either (i) is not a current employee of the Company or an "affiliated corporation" (as defined in the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an affiliated corporation receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an affiliated corporation at any time, and is not currently receiving compensation for personal services in any capacity other

                                       4.

than as a director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (g) Any requirement that an administrator of the Plan be a "disinterested person" shall not apply if the Board or the Committee expressly declares that such requirement shall not apply.

3.       SHARES SUBJECT TO THE PLAN

         (a) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate twenty-two million seven hundred eighty thousand (22,780,000) shares (adjusted to reflect the stock dividend effective November 23, 1994) of the Company's common stock; provided, however, that such aggregate number of shares shall be reduced to reflect the number of shares of the Company's common stock which has been sold under, or may be sold pursuant to outstanding options granted under, the Company's Incentive Stock Option Plan, 1987 Employee Stock Participation Plan and Supplemental Nonemployee Stock Option Plan to the same extent as if such sales had been made or options had been granted pursuant to this Plan. If any option granted under this Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for this Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

         (c) There is no maximum limit on the aggregate fair market value of the stock for which any eligible person may be granted options under the Plan in any calendar year.

                                       5.

4.       ELIGIBILITY

         (a) Options may be granted only to employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible for the benefits of the Plan unless such director is also an employee (including an officer) of the Company or any Affiliate.

         (b) A director shall in no event be eligible for the benefits of the Plan unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board in the selection of a director as a person to whom options may be granted, or in the determination of the number or maximum number of shares which may be covered by options granted to a director, a majority of the Board and a majority of the directors acting in such matter are disinterested persons, as defined in subparagraph 2(d). The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. (c)No person shall be eligible for the grant of an option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more then ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the option price is at least one hundred ten percent (110%) of the fair market value of such stock at the date of grant and the term of the option does not exceed five (5) years from the date of grant.

         (c) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, no person shall be eligible to be granted options covering more than one million five hundred


                                       6.

thousand (1,500,000) shares (adjusted to reflect the stock dividend effective November 23, 1994) of the Company's common stock in any calendar year.

5.       OPTION PROVISIONS

         Each option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

         (a) The term of any option shall not be greater than ten (10) years from the date it was granted.

         (b) The exercise price of each option shall be not less than eighty-five percent (85%) of the fair market value of the stock subject to the option on the date the option is granted; provided, however, that no option may be granted at less than one hundred percent (100%) of the fair market value except as follows: (1) Any grant at less than one hundred percent (100%) of fair market value requires the approval of the Committee; (2) the Committee shall not grant such option unless it records in the minutes of its meeting or action by written consent its good faith determination that the following conditions have been satisfied: grants of this nature are to be made only infrequently and only where good business reasons outweigh a normal presumption in favor of grants at one hundred percent (100%) of fair market value; and (3) the total number of shares of stock subject to grant at less than one hundred percent (100%) of the fair market value shall not exceed five percent (5%) of the Total Shares Subject to the Plan. The Total Shares Subject to the Plan shall mean the


                                       7.

aggregate number of shares initially reserved for issuance under the Plan plus all increases in shares reserved for issuance after the initial reservation.

         (c) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of grant or exercise of the option
(A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the option is granted or to whom the option is transferred pursuant to subparagraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee.

         Deferred payment arrangements may be interest free or may provide for interest at any rate deemed appropriate by the Board or the Committee.

         (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

         (e) The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised


                                       8.

from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 5(e) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

         (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option: (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with a view to or for sale in connection with any distribution of the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

         (g) An option shall terminate three (3) months after termination of the optionee's employment with the Company or an Affiliate, unless (i) the termination of employment of the optionee is due to such person's permanent and total disability, within the meaning of Section 422(c)(6) of the Code, in which case the option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment; or (ii) the optionee dies while in the employ of the Company or an Affiliate, or within not more than three (3) months after termination of such employment, in which case the option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifies either (a) that it shall terminate sooner than three (3) months after termination of the optionee's employment, or (b) that it may be exercised more than three (3) months after termination of the optionee's employment with the Company or an Affiliate. This subparagraph 5(g) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment.

         (h) The option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment with the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.

6.       COVENANTS OF THE COMPANY

         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

                                      10.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

7.       USE OF PROCEEDS FROM STOCK

         Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

8.       MISCELLANEOUS

         (a) The Board or the Committee shall have the power to accelerate the time during which an option may be exercised or the time during which an option or any portion thereof will vest pursuant to subparagraph 5(e), notwithstanding the provisions in the option stating the time during which it may be exercised or the time during which it will vest.

         (b) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.


                                      11.

         (c) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the bylaws of the Company.

         (d) Nothing in the Plan or any instrument executed or option granted pursuant thereto shall confer upon any eligible person or optionee any right to continue in the employ of the Company or any Affiliate or shall affect the right of the Company or any Affiliate to terminate the employment of any eligible person or optionee with or without cause.

         (e) Outstanding options may be Repriced (as defined below) only subject to the following conditions: (1) Repricing may be approved as to a number of shares subject to outstanding options equal to not more than five percent (5%) of the Total Shares Subject to the Plan (defined below) in any twelve (12) month period; (2) Repricing requires the approval of a majority of the Board or the Committee; and (3) the Board or the Committee shall not Reprice options unless it records in the minutes of its meeting or action by written consent its good faith determination that the following conditions have been satisfied: Repricing is to occur only infrequently and the determination to approve Repricing derives principally from conditions other than poor operating performance by the Company. To "Reprice" for purposes of this Plan shall mean to amend an outstanding option to reduce its exercise price or to issue a new option with a lower exercise price to replace an outstanding option with a higher exercise price, in either case without a material adverse (to the optionee) change in the other terms of the outstanding option. The Total Shares

                                      12.

Subject to the Plan shall mean the aggregate number of shares initially reserved for issuance under the Plan plus all increases in shares reserved for issuance after the initial reservation.

9.       ADJUSTMENTS UPON CHANGES IN STOCK

         (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

         (b) In the event of: (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, at the sole discretion of the Board and to the extent permitted by applicable law: (i) any surviving corporation shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, or (ii) the time during which such options may be exercised shall be accelerated and the option terminated if not exercised prior to such event, or (iii) such options shall continue in full force and effect.


                                      13.

10.      AMENDMENT OF THE PLAN

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the vote of a majority of the shares of the Company represented and voting at a duly held meeting within twelve (12) months before or after the adoption of the amendment, where the amendment will:

             (i) Increase the number of shares reserved for options under the Plan;

             (ii) Materially modify the requirements as to eligibility for participation in the Plan; or

             (iii) Materially increase the benefits accruing to participants under the Plan except to the extent permitted by Rule 16b-3 promulgated under the Exchange Act, as those rules are in effect at the time the amendment is adopted by the Board.

         (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (c) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom the option was granted.

11.      TERMINATION OR SUSPENSION OF THE PLAN


                                      14.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

12.      EFFECTIVE DATE OF PLAN

         The Plan as amended and restated herein shall become effective as determined by the Board, but no options granted after the date of this amendment and restatement of the Plan shall be exercised unless and until this amended and restated Plan has been approved by the vote or written consent of the holders of a majority of the outstanding shares of the Company entitled to vote, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.



                                      15.

                THIS DOCUMENT CONSTITUTES PART OF THE PROSPECTUS
                   COVERING THESE SECURITIES, WHICH HAVE BEEN
                   REGISTERED UNDER THE SECURITIES ACT OF 1933





                         MAXIM INTEGRATED PRODUCTS, INC.



                   SUPPLEMENTAL NONEMPLOYEE STOCK OPTION PLAN





                  The date of this document is August 29, 1995

                                TABLE OF CONTENTS

                                                                             PAGE
AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

DESCRIPTION OF THE NONEMPLOYEE PLAN . . . . . . . . . . . . . . . . . . . .    2

         Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         Administration . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         Duration, Amendment and Termination  . . . . . . . . . . . . . . .    3
         Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         Stock Subject to the Nonemployee Plan  . . . . . . . . . . . . . .    3
         Adjustment Provisions  . . . . . . . . . . . . . . . . . . . . . .    4
         Exercise of Rights and Regulatory Authority  . . . . . . . . . . .    4
         Terms of Rights Under the Nonemployee Plan . . . . . . . . . . . .    4
         ERISA and Other Qualifications . . . . . . . . . . . . . . . . . .    6
         United States Federal Income Tax Consequences Relating to the
           Nonemployee Plan . . . . . . . . . . . . . . . . . . . . . . . .    6


                                       i.

                              AVAILABLE INFORMATION

         The United States federal securities laws require Maxim Integrated Products, Inc. (the "Company") to provide information about its business and financial status in annual reports, commonly known as "10-Ks" and quarterly reports, commonly known as "10- Qs." These reports are filed with the United States Securities and Exchange Commission. In addition, if certain important corporate events occur during the year, the Company may file reports commonly known as "8-Ks." The Company also prepares and files with the Commission a proxy statement in connection with its annual meeting of stockholders. The proxy statement provides further information about the Company and its officers, directors and major stockholders. From time to time the Company may also file other documents with the Securities and Exchange Commission as required by Sections 13(a), 13(c), 14 and 15(d) of the United States Securities Exchange Act of 1934 (the "Exchange Act").

         All of these documents constitute part of the information required by United States federal securities laws to be provided or made available to participants in connection with their purchase of stock under the Company's Supplemental Nonemployee Stock Option Plan (the "Nonemployee Plan"); that is, these documents are incorporated by reference into these materials, which constitute the Prospectus for the plan.

         For a copy of these documents, all of which are available without charge and upon written or oral request, please contact Stockholder Relations, Maxim Integrated Products, Inc., 120 San Gabriel Drive, Sunnyvale, California, U.S.A. 94086, telephone: (408) 737-7600, which will be happy to assist you.

         If you are already a stockholder of the company, you should receive copies of the company's proxy statement, reports to stockholders and other stockholder communications. You may always request copies of this information, which can be obtained without charge from Stockholder Relations.


                                       1.

                                  INTRODUCTION

         This Prospectus covers shares of the Company's Common Stock, $.001 par value ("Common Stock") offered for sale to holders of options to purchase shares of Common Stock granted or to be granted under the Company's Nonemployee Plan. This Prospectus sets forth information concerning the Nonemployee Plan and the Company, and will be distributed to participating persons pursuant to the United States Securities Act of 1933 (the "Securities Act"). The terms and conditions of the offer and sale of the Common Stock, including the prices of the shares, are governed by the provisions of the Nonemployee Plan and the agreements thereunder between the Company and each participating person. When used in this Prospectus, unless the context indicates otherwise, the "Company" refer to Maxim Integrated Products, Inc. and its consolidated subsidiaries.

                      DESCRIPTION OF THE NONEMPLOYEE PLAN

         The following description of the essential features of the Nonemployee Plan are qualified by reference to the full text of the Nonemployee Plan, copies of which are being delivered to participating persons.

PURPOSE

         The purpose of the Nonemployee Plan is to provide a means by which selected consultants, advisors, independent contractors, vendors, customers and others having a past, current or prospective business relationship with the Company or any parent corporation or subsidiary corporation of the Company ("Affiliate"), as these terms are defined in Section 424 of the United States Internal Revenue Code of 1986, as amended (the "Code"), may be given an opportunity to purchase stock of the Company, thereby providing the Company with a means to secure, retain and enhance the benefits of relationships with such persons.

ADMINISTRATION

         The Nonemployee Plan is administered by the Board of Directors of the Company. The Board is authorized by the Nonemployee Plan to delegate administration of the Plan to a committee composed of members of the Board.

         The Board has the final power to construe and interpret the Nonemployee Plan and the rights granted thereunder, and, subject to the provisions of the Plan, to determine: the persons to whom and the dates on which options will be granted, the number of shares to be subject to each





                                       2.

option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and the other terms of the options.

         Questions concerning the administration of the Nonemployee Plan may be addressed to Stock Administrator, Maxim Integrated Products, Inc., 120 San Gabriel Drive, Sunnyvale, California 94086, telephone (408) 737-7600.

DURATION, AMENDMENT AND TERMINATION

         The Board may at any time amend or terminate the Nonemployee Plan except that such amendment or termination shall not impair or alter any rights granted under the Plan prior thereto without the consent of the person to whom such rights were granted. Unless sooner terminated, the Nonemployee Plan will terminate on August 12, 2002.

ELIGIBILITY

         Options granted under the Nonemployee Plan may be granted to any person having a past, current or prospective business relationship with the Company or any Affiliate as to whom the Board has determined that providing such person an opportunity for an equity interest in the Company is likely to be beneficial to the Company or any Affiliate. Eligible persons may include, without limiting the generality of the foregoing, consultants, advisors, independent contractors, suppliers and customers. No person who is an employee of the Company or any Affiliate at the time of grant (but such person's subsequently becoming an employee of the Company or any Affiliate during the term of the option shall not affect the option, and the exercisability of an option may be conditioned upon an optionee's becoming and/or remaining an employee of the Company or any Affiliate, any director of the Company, or any person in which or whom any director of the Company has any material financial interest is eligible to participate in the Nonemployee Plan.

STOCK SUBJECT TO THE NONEMPLOYEE PLAN

         Up to 22,780,000 shares of the Company's Common Stock are authorized for issuance under the Nonemployee Plan and each of the Company's Incentive Stock Option Plan, the Company's 1987 Supplemental Stock Option Plan and the Company's 1987 Employee Stock Participation Plan (together referred to as the "Employee Plans"), less any shares that may be issued or subject to options granted under the other plans. Thus, the aggregate number of shares authorized for issuance under the Nonemployee Plan and the Employee Plans, taken together, may not exceed 22,780,000. Stock subject to the Nonemployee Plan may be unissued shares or reacquired shares, bought on the market or otherwise. If options or rights granted under the Nonemployee Plan or any of the Employee Plans expire, lapse or otherwise terminate without





                                       3.

being exercised, the Common Stock not purchased under such options or rights again becomes available for issuance under the Nonemployee Plan and the Employee Plans.

ADJUSTMENT PROVISIONS

         If any change is made in the stock subject to the Nonemployee Plan or subject to any options granted under the Nonemployee Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Board may make appropriate adjustments in the classes and maximum number of shares subject to the Nonemployee Plan and the classes, number of shares and price per share of stock subject to outstanding options. [The number of shares and related information set forth herein have been adjusted to give effect to the 1 for 1 stock dividend effective November 23, 1994.]

         In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then any outstanding options under the Nonemployee Plan shall terminate, unless another corporation assumes such options or substitutes similar options for those under the Nonemployee Plan or the Board determines in its sole discretion that such options shall continue in full force and effect.

EXERCISE OF RIGHTS AND REGULATORY AUTHORITY

         The Company will seek to obtain from appropriate United States regulatory agencies all authority necessary to issue and sell stock upon the exercise of rights granted pursuant to the Nonemployee Plan. The Nonemployee Plan provides that if the Company is unable to obtain authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company is relieved from any liability for failure to issue and sell such stock unless and until such authority is obtained.

TERMS OF RIGHTS UNDER THE NONEMPLOYEE PLAN

         The following is a description of the terms and conditions of options permitted by the Nonemployee Plan. Such terms and conditions may change from time to time, and the terms and conditions of separate options need not be identical.





                                       4.

         ACQUISITION PRICE. The Board determines the price to be paid upon acquisition of an option under the Nonemployee Plan; the acquisition price may be equal to zero. Any acquisition price must be paid in cash or in any other form of legal consideration that may be acceptable to the Board in its discretion.

         EXERCISE PRICE. The exercise price of each option must be not less than 100% of the fair market value of the stock subject to the option on the date the option is granted.

         CONSIDERATION. The purchase price of stock acquired pursuant to an option may be paid as specified in the option either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board either at the time of grant or exercise of the option (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment or other arrangement (which may include the use of other Common Stock of the Company) or
(C) in any other form of legal consideration that may be acceptable to the Board in its discretion. Any deferred payment arrangement specified at the time of grant must have an interest rate not less than the rate then specified which will prevent any imputation of higher interest under Section 483 of the Code.

         OPTION EXERCISE. The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments. From time to time during each of the installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option.

         In connection with the exercise of options under the Nonemployee Plan, the Company's regular procedures may qualify for certain programs authorized by Regulation T as promulgated by the United States Federal Reserve Board. If optionees elect to use such a program, the Company intends to comply with the requirements of Regulation T.

         EARLY EXERCISE. The option may, but need not, include a provision whereby the optionee may elect to exercise the option as to a part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

         TERM. The term of any option will not be greater than ten (10) years from the date it is granted.





                                       5.

         TERMINATION OF OPTION. The circumstances under which an option will terminate generally will be specified in each individual option agreement.

         NONTRANSFERABILITY. An option will not be transferable except by will or by the laws of descent and distribution and will be exercisable during the lifetime of the person to whom the option is granted only by such person.

ERISA AND OTHER QUALIFICATIONS

         The Company is not aware of any provisions of the United States Employee Retirement Income Security Act of 1974 to which the Nonemployee Plan is subject.

         The Nonemployee Plan is not qualified as a pension or profit sharing plan under Section 401(a) of the Code. Persons who are granted stock options under the Nonemployee Plan, therefore, are not entitled to the tax treatment available to participants in plans qualified under that section.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE NONEMPLOYEE PLAN

         Options under the Nonemployee Plan are subject to United States federal income tax treatment pursuant to rules governing options that are not statutory stock options having potentially favorable federal income tax treatment.

         Options under the Nonemployee Plan (referred to herein as "nonstatutory stock options") generally have the following U.S. federal income tax consequences:

         GRANT. There normally are no tax consequences to the optionee or the Company by reason of the grant of nonstatutory stock options.

         EXERCISE. Upon exercise of a nonstatutory stock option normally the optionee will recognize taxable ordinary income in an amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price.

         Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will be entitled to a business expense deduction in the amount of the taxable ordinary income realized by the optionee.





                                       6.

         STOCK-FOR-STOCK EXERCISES. If the exercise price of a nonstatutory stock option is paid in whole or in part in the form of shares of Common Stock owned by the optionee immediately prior to the exercise, the tax consequences to the optionee are: (i) a tax-free exchange of the previously held shares of Common Stock for an equivalent number of the shares of Common Stock received under the option, and (ii) the realization of ordinary income in an amount equal to the excess of (a) the fair market value as of the date of exercise of any additional shares received under the option in excess of the number of previously held shares of Common Stock exchanged, over (b) the amount of cash, if any, paid by the participant upon exercise. The tax basis and capital-gain holding period of the shares received under the option in the tax-free exchange will be the same as the tax basis and holding period of the previously held shares. The tax basis of any additional shares received upon the exercise of the nonstatutory stock option will equal the sum of the amount of ordinary income recognized by the participant and the amount of any cash paid on exercise, and the participant's holding period for these shares will begin on the date of exercise.

         DISPOSITION. Upon disposition of stock acquired upon exercise of a nonstatutory stock option, the optionee will recognize a capital gain or loss in an amount equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year from the date the option was exercised.

         There are no tax consequences to the Company by reason of the disposition by the optionee of Common Stock acquired upon exercise of a nonstatutory stock option.

         STOCK SUBJECT TO CERTAIN REPURCHASE OPTIONS. Under Section 83 of the Code, shares acquired subject to certain repurchase options are deemed to be subject to a substantial risk of forfeiture. Generally the optionee will not recognize any income with respect to the shares purchased until the shares are no longer subject to such substantial risk of forfeiture, at which time the optionee will recognize ordinary compensation income equal to the excess, if any, of the then fair market value of such shares over the exercise price for such shares. If, however, such an optionee makes an appropriate election under
Section 83(b) of the Code within thirty days after the exercise of a nonstatutory stock option, the optionee will recognize ordinary income in the taxable year of exercise equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise, determined without regard to the risk of forfeiture, over the exercise price for the shares. The optionee's basis in the shares will be the amount paid for such shares plus any amount recognized as ordinary income. Any gain or loss recognized by the optionee upon disposition of the shares will be taxable as a capital gain or loss, which will be long or short-term depending on whether the shares are held for more than one year from the date on which ordinary income was measured. If a Section 83(b) election is made and the optionee subsequently forfeits the benefit of





                                       7.

owning the shares (i.e., due to the exercise by the Company of its repurchase option), the optionee will realize an economic loss equal to the amount of tax paid due to the election, if any, and that loss will not be recognizable as a loss for tax purposes.

         OTHER TAX CONSEQUENCES. The foregoing discussion is not a complete description of the United States federal income tax aspects of nonstatutory stock options. In addition, administrative and judicial interpretations of the application of the United States federal income tax laws are subject to change. Furthermore, no information is given with respect to other taxes imposed by state or local governments in the United States that may be applicable. Each participant in the Nonemployee Plan should consult a tax adviser with respect to the specific transaction contemplated.

         Participants in the Nonemployee Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes. Each such participant should consult with his or her own tax adviser regarding the tax consequences and compliance requirements associated with the granting of options and the purchase and sale of shares under the Nonemployee Plan.





                                       8.

                         MAXIM INTEGRATED PRODUCTS, INC.
                     1987 EMPLOYEE STOCK PARTICIPATION PLAN

                             Adopted August 26, 1987
                  Approved by Shareholders on October 19, 1987

                     Amended January 29 and August 23, 1988
                  Approved by Stockholders on October 26, 1988

                             Amended August 24, 1989
                  Approved by Stockholders on November 3, 1989

                             Amended August 9, 1990
                  Approved by Stockholders on October 26, 1990

                               Amended May 8, 1991
                  Approved by Stockholders on November 7, 1991

                             Amended August 13, 1992
                  Approved by Stockholders on November 5, 1992

                             Amended August 25, 1993
                  Approved by Stockholders on November 5, 1993

                   Amended February 17, 1994, March 23, 1994,
                        April 21, 1994, and May 12, 1994
                  Approved by Stockholders on November 10, 1994

                            Amended November 10, 1994

                             Amended August 10, 1995
                 Approved by Stockholders on November ____, 1995


1.       PURPOSE

         (a) The purpose of the Plan is to provide a means by which employees of Maxim Integrated Products, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in


                                       1.

subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.       ADMINISTRATION

         (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

             (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).





                                       2.

             (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

             (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

             (iv)   To amend the Plan as provided in paragraph 13.

             (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than three (3) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN

         (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate twenty-two million seven hundred eighty thousand (22,780,000) shares (adjusted to reflect the stock dividend effective November 23, 1994) of the Company's $.001 par value common stock (the "Common Stock"); provided, however, that such aggregate number of shares





                                       3.

shall be reduced to reflect the number of shares of the Company's Common Stock which has been sold under, or may be sold pursuant to outstanding options granted under, the Company's Incentive Stock Option Plan, 1987 Supplemental Stock Option Plan and Supplemental Nonemployee Stock Option Plan to the same extent as if such sales had been made or options had been granted pursuant to this Plan. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

4.       GRANT OF RIGHTS; OFFERING

         The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.





                                       4.

5.       ELIGIBILITY

         (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

         (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

             (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;





                                       5.

             (ii) the Purchase Period (as defined below) for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

             (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Purchase Period (as defined below) for such Offering, he or she will not receive any right under that Offering.

         (c) Directors and executive officers of the Company or an Affiliate who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code are not eligible to be granted rights under the Plan.

         (d) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(d), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

         (e) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.





                                       6.

6.       RIGHTS; PURCHASE PRICE

         (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase the number of shares of Common Stock of the Company purchasable with up to twenty percent (20%) of such employee's Compensation (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the "Purchase Period"). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each such Offering, the Board or the Committee may specify the maximum fair market value of Common Stock which may be purchased by any employee pursuant to such Offering as well as a maximum aggregate number of shares which may be purchased by all eligible employees on any given Exercise Date (as defined in the Offering) under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

         (b) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:





                                       7.

             (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

             (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Exercise Date.

7.       PARTICIPATION; WITHDRAWAL; TERMINATION

         (a) An eligible employee may become a participant in an Offering by delivering an agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to twenty percent (20%) of such employee's Compensation during the Purchase Period. Compensation is defined as total cash compensation, including commissions, bonuses, overtime and other cash compensation, and amounts elected to be deferred by the employee (that would otherwise have been paid) under the Company's Cash or Deferred Savings Plan. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. At any time during the Purchase Period a participant may terminate his or her payroll deductions. A participant may reduce, increase or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering. If specifically allowed pursuant to the terms of an Offering, a participant may make direct payments into his or her account to the extent such participant has not had the maximum amount withheld during the Purchase Period.

         (b) If a participant terminates his or her payroll deductions, such participant may withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as





                                       8.

the Company provides. Such withdrawal may be elected at any time prior to the end of the Purchase Period. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in other Offerings under the Plan.

         (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company or an Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), without interest.

         (d) Rights granted under the Plan shall not be transferable, and shall be exercisable only by the person to whom such rights are granted.

8.       EXERCISE

         (a) On each exercise date, as defined in the relevant Offering (an "Exercise Date"), each participant's accumulated payroll deductions (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted





                                       9.

under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Exercise Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to such participant after such Exercise Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Exercise Date of an Offering shall be distributed in full to such participant after such Exercise Date, without interest.

         (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If, on an Exercise Date of any Offering hereunder, the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Purchase Period (reduced to the extent, if any, such deductions have been used to acquire stock for the participants) shall be distributed to the participants, without interest.

9.       COVENANTS OF THE COMPANY

         (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.





                                      10.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.      USE OF PROCEEDS FROM STOCK

         Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.      RIGHTS AS A STOCKHOLDER

         A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until certificates representing such shares shall have been issued.

12.      ADJUSTMENTS UPON CHANGES IN STOCK

         (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and the maximum number of shares subject to





                                      11.

the Plan and the class(es) and the number of shares and price per share of stock subject to outstanding rights.

         (b) In the event of: (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion, any surviving corporation shall assume outstanding rights or substitute similar rights for those under the Plan, such rights shall continue in full force and effect, or such rights shall be exercised immediately prior to such event.

13.      AMENDMENT OF THE PLAN

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the vote of a majority of the shares of the Company represented and voting at a duly held meeting within 12 months before or after the adoption of the amendment, where the amendment will:

             (i) Increase the number of shares reserved for rights under the Plan;

             (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code); or





                                      12.

             (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

         (b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted.

14.      TERMINATION OR SUSPENSION OF THE PLAN

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted.

15.      EFFECTIVE DATE OF PLAN

         The Plan as amended and restated herein shall become effective as determined by the Board, but no rights granted after the date of this amendment and restatement of the Plan shall be





                                      13.

exercised unless and until this amended and restated Plan has been approved by the vote of the holders of a majority of the outstanding shares of the Company entitled to vote or by the written consent of the holders of the outstanding shares of the Company entitled to vote to the extent necessary to obtain employee stock purchase plan treatment under Section 423 of the Code, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.





                                      14.

                THIS DOCUMENT CONSTITUTES PART OF THE PROSPECTUS
                   COVERING THESE SECURITIES, WHICH HAVE BEEN
                   REGISTERED UNDER THE SECURITIES ACT OF 1933





                         MAXIM INTEGRATED PRODUCTS, INC.



                           INCENTIVE STOCK OPTION PLAN
                       1987 SUPPLEMENTAL STOCK OPTION PLAN
                     1987 EMPLOYEE STOCK PARTICIPATION PLAN





                  The date of this document is August 29, 1995

                               TABLE OF CONTENTS

                                                                                PAGE
AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

DESCRIPTION OF THE PLANS  . . . . . . . . . . . . . . . . . . . . . . . . . .    2

         Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         Administration . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         Duration, Amendment and Termination  . . . . . . . . . . . . . . . .    3
         Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         Stock Subject to the Plans . . . . . . . . . . . . . . . . . . . . .    4
         Adjustment Provisions  . . . . . . . . . . . . . . . . . . . . . . .    5
         Exercise of Rights and Regulatory Authority  . . . . . . . . . . . .    5
         Terms of Rights Under the Plans  . . . . . . . . . . . . . . . . . .    6
                 Incentive Plan . . . . . . . . . . . . . . . . . . . . . . .    6
                 Exercise Price . . . . . . . . . . . . . . . . . . . . . . .    6
                 Consideration  . . . . . . . . . . . . . . . . . . . . . . .    6
                 Option Exercise  . . . . . . . . . . . . . . . . . . . . . .    6
                 Early Exercise . . . . . . . . . . . . . . . . . . . . . . .    7
                 Sequential Exercise  . . . . . . . . . . . . . . . . . . . .    7
                 Term       . . . . . . . . . . . . . . . . . . . . . . . . .    7
                 Termination of Option  . . . . . . . . . . . . . . . . . . .    7
                 Nontransferability . . . . . . . . . . . . . . . . . . . . .    7
                 Section 162(m) Limit.  . . . . . . . . . . . . . . . . . . .    8
                 Supplemental Plan  . . . . . . . . . . . . . . . . . . . . .    8
                 Exercise Price . . . . . . . . . . . . . . . . . . . . . . .    8
                 Consideration  . . . . . . . . . . . . . . . . . . . . . . .    8
                 Option Exercise  . . . . . . . . . . . . . . . . . . . . . .    9
                 Early Exercise . . . . . . . . . . . . . . . . . . . . . . .    9
                 Term       . . . . . . . . . . . . . . . . . . . . . . . . .    9
                 Termination of Option  . . . . . . . . . . . . . . . . . . .    9
                 Nontransferability . . . . . . . . . . . . . . . . . . . . .    9
                 Section 162(m) Limit.  . . . . . . . . . . . . . . . . . . .   10
                 Participation Plan . . . . . . . . . . . . . . . . . . . . .   10
                 Participation  . . . . . . . . . . . . . . . . . . . . . . .   10
                 Number of Shares in an Offering and Maximum Fair
                  Market Value. . . . . . . . . . . . . . . . . . . . . . . .   10
                 Purchase of Stock  . . . . . . . . . . . . . . . . . . . . .   11
                 Purchase Price . . . . . . . . . . . . . . . . . . . . . . .   11

                                       i.

                 Withdrawal . . . . . . . . . . . . . . . . . . . . . . . . .   11
                 Termination of Employment  . . . . . . . . . . . . . . . . .   11
                 Nontransferability . . . . . . . . . . . . . . . . . . . . .   11

ERISA AND OTHER QUALIFICATIONS  . . . . . . . . . . . . . . . . . . . . . . .   12

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE PLANS . . . . . . . . . . . .   12

                 Incentive Stock Options  . . . . . . . . . . . . . . . . . .   12
                 Grant      . . . . . . . . . . . . . . . . . . . . . . . . .   13
                 Exercise . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                 Disposition  . . . . . . . . . . . . . . . . . . . . . . . .   13
                 Qualifying Disposition . . . . . . . . . . . . . . . . . . .   13
                 Disqualifying Disposition  . . . . . . . . . . . . . . . . .   13
                 Stock for Stock Exercises  . . . . . . . . . . . . . . . . .   14
                 Alternative Minimum Tax  . . . . . . . . . . . . . . . . . .   15
                 Consequences to the Company  . . . . . . . . . . . . . . . .   16
                 Supplemental Stock Options . . . . . . . . . . . . . . . . .   16
                 Grant      . . . . . . . . . . . . . . . . . . . . . . . . .   16
                 Exercise . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                 Stock-for-Stock Exercises. . . . . . . . . . . . . . . . . .   16
                 Disposition  . . . . . . . . . . . . . . . . . . . . . . . .   17
                 Stock of Officers and Directors Subject to Section 16(b)
                  and Stock Subject to Certain Repurchase Options . . . . . .   17
                 Participation Plan . . . . . . . . . . . . . . . . . . . . .   18
                 Qualifying Disposition . . . . . . . . . . . . . . . . . . .   18
                 Disqualifying Disposition  . . . . . . . . . . . . . . . . .   18
                 Disposition  . . . . . . . . . . . . . . . . . . . . . . . .   18
                 Consequences to the Company  . . . . . . . . . . . . . . . .   18
                 Golden Parachute Rules . . . . . . . . . . . . . . . . . . .   19
                 Other Tax Consequences . . . . . . . . . . . . . . . . . . .   19

RESTRICTIONS ON RESALES BY OFFICERS AND DIRECTORS . . . . . . . . . . . . . .   19

         Incentive Plan and Supplemental Plan . . . . . . . . . . . . . . . .   19
         Participation Plan . . . . . . . . . . . . . . . . . . . . . . . . .   20

                                      ii.

                              AVAILABLE INFORMATION

         The United States securities laws require Maxim Integrated Products, Inc. (the "Company") to provide information about its business and financial status in annual reports, commonly known as "10-Ks" and quarterly reports, commonly known as "10-Qs." These reports are filed with the Securities and Exchange Commission. In addition, if certain important corporate events occur during the year, the Company may file reports commonly known as "8-Ks." The Company also prepares and files with the Commission a proxy statement in connection with its annual meeting of stockholders. The proxy statement provides further information about the Company and its officers, directors and major stockholders. From time to time the Company may also file other documents with the Securities and Exchange Commission as required by Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act").

         All of these documents constitute part of the information required by securities laws to be provided or made available to participants in connection with their purchase of stock under the Company's Incentive Stock Option Plan (the "Incentive Plan"), 1987 Supplemental Stock Option Plan (the "Supplemental Plan"), and 1987 Employee Stock Participation Plan (the "Participation Plan"); that is, these documents are incorporated by reference into these materials, which constitute the Prospectus for the plans.

         For a copy of these documents, all of which are available without charge and upon written or oral request, please contact Stockholder Relations, Maxim Integrated Products, Inc., 120 San Gabriel Drive, Sunnyvale, California 94086, telephone: (408) 737- 7600, which will be happy to assist you.

         If you are already a stockholder of the company, an optionee under any of the Company's stock option plans or a participant in the Company's Participation Plan, you should receive copies of the company's proxy statement, reports to stockholders and other stockholder communications. You may always request copies of this information, which can be obtained without charge from Stockholder Relations.





                                       1.

                                  INTRODUCTION

         This Prospectus covers shares of the Company's Common Stock, $.001 par value ("Common Stock") offered for sale to holders of options to purchase shares of Common Stock granted or to be granted to employees of the Company under the Company's Incentive Plan and Supplemental Plan and to holders of rights to purchase shares of Common Stock granted or to be granted to employees of the Company under the Company's Participation Plan. The Incentive Plan, Supplemental Plan and Participation Plan are hereinafter referred to collectively as the "Plans" and individually as a "Plan." This Prospectus sets forth information concerning the Plans and the Company, and will be distributed to participating employees pursuant to the Securities Act of 1933 (the "Securities Act"). The terms and conditions of the offer and sale of the Common Stock, including the prices of the shares, are governed by the provisions of the Plans and the agreements thereunder between the Company and each participating employee. When used in this Prospectus, unless the context indicates otherwise, the "Company" refers to Maxim Integrated Products, Inc. and its consolidated subsidiaries.

                            DESCRIPTION OF THE PLANS

         The following descriptions of the essential features of the Plans are qualified by reference to the full texts of the Plans, copies of which are being delivered to participating employees.

PURPOSE

         The common purpose of the Plans is to provide a means by which selected employees of the Company and any parent corporation or subsidiary corporation of the Company ("Affiliate"), as those terms are defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees with the Company, to secure and retain the services of persons capable of performing services for the Company, and to provide incentives for employees to exert maximum efforts for the success of the Company.

ADMINISTRATION

         The Plans are administered by the Board of Directors of the Company. The Board is authorized in each of the Plans to delegate administration of the Plan to a committee composed of not less than three members of the Board. Each of the members of a committee under the Incentive Plan or Supplemental Plan must be disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, and may also be outside directors within the meaning of Section 162(m) of the Code.

         The Board has the final power to construe and interpret the Plans and the rights granted under them, and, subject to the provisions of the applicable Plan, to determine: the persons to





                                       2.

whom and the dates on which options will be granted pursuant to the Incentive Plan and Supplemental Plan, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and the other terms of the options; when and how rights to purchase Common Stock of the Company under the Participation Plan will be granted, the terms of each offering of rights under the Participation Plan, and the Affiliates eligible to participate in the Participation Plan.

         Questions concerning the administration of the Plans may be addressed to Stock Administrator, Maxim Integrated Products, Inc., 120 San Gabriel Drive, Sunnyvale, California 94086, telephone (408) 737-7600.

DURATION, AMENDMENT AND TERMINATION

         The Board may suspend or terminate any or all of the Plans at any time. Unless sooner terminated, the Incentive Plan will terminate on August 12, 2002, the Supplemental Plan will terminate on June 1, 1997 and the Participation Plan will terminate on August 25, 1997.

         The Board may at any time amend or terminate any of the Plans, except that such amendment or termination shall not impair or alter any rights granted under a Plan prior thereto without the consent of the person to whom such rights were granted. Any future amendment of the Plans must be approved, within 12 months before or after its adoption by the Board of Directors, by the majority vote of the shares of the Company represented and voting at a duly held meeting if the amendment would: (i) increase the number of shares reserved for options or rights under the Plan; (ii) in the case of the Incentive Plan, (a) materially modify the requirements as to eligibility for participation in the Plan, or (b) materially increase the benefits accruing to participants under the Plan; (iii) in the case of the Supplemental Plan, materially modify the eligibility requirements for participation in the Plan, or materially increase the benefits which may accrue to participants under the Plan except to the extent permitted by 16b-3 promulgated under the Exchange Act, and (iv) with respect to the Participation Plan, (a) modify provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval to obtain employee stock purchase plan treatment under Section 423 of the Code), or
(b) modify the Plan in any other way that requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code.

ELIGIBILITY

         Options under the Incentive Plan and the Supplemental Plan may be granted to employees (including officers) of the Company or any Affiliate. A director of the Company is not eligible for the benefits of the Incentive Plan or the Supplemental Plan unless he or she is also an employee of the Company or an Affiliate. A director is not eligible to be granted options under the Incentive Plan or the Supplemental Plan unless and until he or she is expressly declared eligible to participate





                                       3.

in such plan by action of the Board, and only if, at any time discretion is exercised by the Board in the selection of a director as a person to whom options or stock rights may be granted, or in the determination of the number of shares which may be covered by such options or stock rights, a majority of the Board and a majority of the directors acting on such matter are disinterested persons (or, if administration of such Plan has been delegated to a committee, all of the members of the committee are disinterested persons). Under the Incentive Plan and the Supplemental Plan, a director is a disinterested person if he or she meets the definition of "disinterested person" set forth in Securities and Exchange Commission Rule 16b-3 or any successor thereof.

         For options that were granted under the Incentive Plan prior to January 1, 1987, the aggregate fair market value (determined as of the time the option was granted) of the stock for which any employee could have been granted options in any calendar year under all incentive stock option plans of the Company and affiliates could not exceed $100,000 plus any unused limit carryover (as defined in Section 422A(c)(4) of the Internal Revenue Code of 1954, as amended) for such year. For options granted after December 31, 1986, the aggregate fair market value (determined at the time the options are granted) of the stock with respect to which incentive stock options are first exercisable during any calendar year for any employee under all incentive stock option plans of the Company and its Affiliates may not exceed $100,000. Should it be determined that any option granted under the Incentive Plan exceeds the applicable maximum, such option or portion thereof will be considered a nonstatutory stock option as required in the Incentive Plan or by law.

         Under the Participation Plan, any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company or designated Affiliates on the first day of each Purchase Period (as defined in "Terms of Rights Under the Plans, Participation Plan" below) is eligible to participate. Employees of an Affiliate of the Company designated by the Board of Directors are eligible to participate in the Participation Plan provided they meet the same employment requirements with respect to such Affiliate. Directors and officers of the Company or an Affiliate who are highly compensated (as defined in the Code) are not eligible to be granted rights under the Participation Plan. Notwithstanding the foregoing, no employee shall be eligible for the grant of any rights under the Participation Plan if, immediately after such grant, that employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate (including any stock which such employee may purchase under all outstanding rights and options), nor can any employee be granted rights under the Participation Plan which would permit that employee to buy more than $11,765 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its Affiliates in any calendar year.

STOCK SUBJECT TO THE PLANS

         Up to 22,780,000 shares of the Company's Common Stock are authorized for issuance under each of the Incentive Plan, the Supplemental Plan and the Participation Plan and the





                                       4.

Company's Supplemental Nonemployee Stock Option Plan ("Nonemployee Plan"), less any shares that may be issued or subject to options granted under the other plans. Thus, the aggregate number of shares authorized for issuance under the Plans and the Nonemployee Plan, taken together, may not exceed 22,780,000. Stock subject to the Plans may be unissued shares or reacquired shares, bought on the market or otherwise. If options or rights granted under any of the Plans or the Nonemployee Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such options or rights again becomes available for issuance under the Plans and the Nonemployee Plan.

ADJUSTMENT PROVISIONS

         If any change is made in the stock subject to the Plans or subject to any rights granted under the Plans (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Board shall make appropriate adjustments in the classes and maximum number of shares subject to the Plans and the classes, number of shares and price per share of stock subject to outstanding options or rights. [The number of shares and related information set forth herein have been adjusted to give effect to the 1 for 1 stock dividend effective November 23, 1994.]

         In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, pursuant to the Plans, at the sole discretion of the Board of Directors, (1) any surviving corporation shall assume any rights outstanding under such Plans or shall substitute similar rights for those outstanding under such Plans, or (2) such rights will continue in full force and effect, or (3) with respect to the Incentive Plan and Supplemental Plan, the time during which options may be exercised will be accelerated and the options terminated if not exercised prior to such event, and with respect to the Participation Plan, the rights will be exercised immediately prior to such event.

EXERCISE OF RIGHTS AND REGULATORY AUTHORITY

         The Company will seek to obtain from appropriate regulatory agencies all authority necessary to issue and sell stock upon the exercise of rights granted pursuant to the Plans. The Plans provide that if the Company is unable to obtain authority which counsel for the Company deems necessary for the lawful issuance of stock, the Company is relieved of liability for failure to issue such stock unless and until such authority is obtained.





                                       5.

TERMS OF RIGHTS UNDER THE PLANS

INCENTIVE PLAN

         The following is a description of the terms and conditions of options permitted by the Incentive Plan. Such terms and conditions may change from time to time, and the terms and conditions of separate options need not be identical.

         EXERCISE PRICE. The exercise price for any option granted under the Incentive Plan may not be less than the fair market value of the stock subject to the option on the date of grant. However, no option may be granted to a person who, at the time of the grant, owns stock constituting more than 10% of the total combined voting power of all classes of stock entitled to vote of the Company or an Affiliate unless the exercise price is at least 110% of the fair market value of such stock at the date the option is granted and the term of the option does not exceed five years from the date such option is granted. For purposes of such determination, the optionee is considered to own all stock directly or indirectly owned by or for such optionee's spouse, brothers and sisters, ancestors and lineal descendants, and, in proportion to his interest in a corporation, partnership, estate or trust, any stock owned directly or indirectly by or for such an entity.

         The Incentive Plan permits the Company's Board of Directors or the committee administering the Incentive Plan to reprice outstanding options by canceling out standing options and granting new lower priced options or to lower the exercise price of any outstanding option.

         CONSIDERATION. The exercise price of options granted under the Incentive Plan must be paid either (i) in cash at the time the option is exercised or (ii) at the discretion of the Board, either at the time of grant or exercise of the option (A) by delivery to the Company of other Common Stock of the Company, (B) pursuant to a deferred payment or other arrangement (which may include the use of other Common Stock of the Company) with the person to whom the option is granted or to whom the option is transferred as permitted by the Incentive Plan, or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at the minimum rate necessary to avoid imputation of interest under the Code.

         OPTION EXERCISE. Options granted under the Incentive Plan may be immediately exercisable or allotted in periodic installments, as determined by the Board. If the total number of shares subject to an option is allotted in periodic installments, then during each of these periods, the option may be exercised with respect to some or all of the shares allotted to said period, or with respect to some or all of the shares allotted to a prior period with respect to which the option was not fully exercised, or both. During the remainder of the term of the option (if its term extends beyond the end of the installment periods) the option may be exercised with respect to any shares then remaining subject to the option. The Board has the power to accelerate the time during which an option may be exercised.





                                       6.

         In connection with the exercise of options under the Incentive Plan, the Company's regular procedures may qualify for certain programs authorized by Regulation T as promulgated by the Federal Reserve Board. If optionees elect to use such a program, the Company intends to comply with the requirements of Regulation T.

         EARLY EXERCISE. The option may, but need not, include a provision whereby the optionee may elect during the term of his or her employment with the Company or an Affiliate to exercise the option as to a part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

         SEQUENTIAL EXERCISE. Incentive stock options granted before 1987 may not be exercised by an optionee while there is outstanding (as defined in Section 422A of the Internal Revenue Code of 1954, as amended) any other incentive stock option that was previously granted to such optionee to purchase stock of the Company, or of any corporation that (at the time of the granting of such option) is an Affiliate of the Company or a predecessor corporation of any of such corporations. This "sequential exercise restriction" does not apply to the exercise of incentive stock options granted after 1986.

         TERM. Options granted under the Incentive Plan may have a maximum term of ten years, except that options granted to persons owning more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate may have a maximum term of five years.

         TERMINATION OF OPTION. Optionees earn the right to exercise their options by remaining as employees of the Company. Under the Incentive Plan, an option will terminate three months after the optionee ceases to be employed by the Company or an Affiliate, unless (i) the termination of employment is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; or (ii) the optionee dies while employed by the Company or an Affiliate, or within not more than three months after termination of such employment, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) by the person or persons to whom the rights of such option pass by will or the laws of descent or distribution within 18 months of the optionee's death; or (iii) the option by its terms specifically provides either (A) that it will terminate sooner than three months after termination of the optionee's employment or (B) that it may be exercised more than three months after termination of the optionee's employment with the Company or an Affiliate.

         NONTRANSFERABILITY. Under the Incentive Plan, an option may not be transferred by the optionee other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option may be exercised only by the optionee.





                                       7.

         SECTION 162(M) LIMIT. Under Section 162(m) of the Code, a publicly held corporation cannot deduct the compensation it pays to a covered employee to the extent that the compensation paid exceeds $1,000,000 in any tax year. Compensation attributable to the exercise of stock options will not be included in the $1,000,000 calculation if (i) the option grant is made by a committee of at least two outside directors, (ii) the plan under which the option is granted contains a per-employee limit on the number of shares that may be granted during a specified period, (iii) stockholders approve by majority vote the per-employee limit, and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant. Thus, no person is eligible to be granted options under the Incentive Plan covering more than 1,500,000 shares in any calendar year.

SUPPLEMENTAL PLAN

         The following is a description of the terms and conditions of options permitted by the Supplemental Plan. Such terms and conditions may change from time to time, and the terms and conditions of separate options need not be identical.

         EXERCISE PRICE. The exercise price of each option must be not less than 85% of the fair market value of the stock subject to the option on the date the option is granted. However, no option may be granted to a person who, at the time of the grant, owns stock constituting more than 10% of the total combined voting power of all classes of stock entitled to vote of the Company or an Affiliate unless the exercise price is at least 110% of the fair market value of such stock at the date the option is granted and the term of the option does not exceed five years from the date such option is granted. For purposes of such determination, the optionee is considered to own all stock directly or indirectly owned by or for such optionee's spouse, brothers and sisters, ancestors and lineal descendants, and, in proportion to his interest in a corporation, partnership, estate or trust, any stock owned directly or indirectly by or for such an entity.

         The Supplemental Plan permits the Company's Board of Directors or the committee administering the Supplemental Plan to reprice outstanding options by canceling outstanding options and granting new lower priced options or to lower the exercise price of any outstanding option.

         CONSIDERATION. The purchase price of stock acquired pursuant to an option may be paid either (i) in cash at the time the option is exercised, or
(ii) at the discretion of the Board either at the time of grant or exercise of the option (A) by delivery to the Company of other Common Stock of the Company, or (B) according to a deferred payment or other arrangement (which may include the use of other Common Stock of the Company) or (C) in any other form of legal consideration that may be acceptable to the Board in its discretion. Any deferred payment arrangement may be interest free or may provide for interest at any rate deemed appropriate by the Board.

         OPTION EXERCISE. The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments. From time to time during each of the installment periods,





                                       8.

the option may be exercised with respect to some or all of the shares allotted to that period, or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option.

         In connection with the exercise of options under the Supplemental Plan, the Company's regular procedures may qualify for certain programs authorized by Regulation T as promulgated by the Federal Reserve Board. If optionees elect to use such a program, the Company intends to comply with the requirements of Regulation T.

         EARLY EXERCISE. The option may, but need not, include a provision whereby the optionee may elect during the term of his or her employment with the Company or an Affiliate to exercise the option as to a part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

         TERM. The term of any option will not be greater than ten years from the date it is granted, except that options granted to persons owning more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate may have a maximum term of five years.

         TERMINATION OF OPTION. Optionees earn the right to exercise their options by remaining as employees of the Company. Options granted under the Supplemental Plan will terminate three months after termination of the optionee's employment with the Company or an Affiliate, unless (i) the termination of employment of the optionee is due to such person's permanent and total disability, in which case the option may, but need not, provide that it may be exercised at any time within one year following the optionee's termination of employment; or (ii) the optionee dies while in the employ of the Company or an affiliate, or within not more than three months after the termination of the optionee's employment, in which case the option may, but need not, provide that it may be exercised at any time within 18 months following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or
(iii) the option by its terms specifies either (A) that it will terminate sooner than three months after termination of the optionee's employment or (B) that it may be exercised more than three months after termination of the optionee's employment with the Company or an Affiliate.

         NONTRANSFERABILITY. An option will not be transferable except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the person to whom the option is granted only by such person.





                                       9.

         SECTION 162(M) LIMIT. Under Section 162(m) of the Code, a publicly held corporation cannot deduct the compensation it pays to a covered employee to the extent that the compensation paid exceeds $1,000,000 in any tax year. Compensation attributable to the exercise of stock options will not be included in the $1,000,000 calculation if (i) the option grant is made by a committee of at least two outside directors, (ii) the plan under which the option is granted contains a per-employee limit on the number of shares that may be granted during a specified period, (iii) stockholders approve by majority vote the per-employee limit, and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant. Thus, no person is eligible to be granted options under the Supplemental Plan covering more than 1,500,000 shares in any calendar year.

PARTICIPATION PLAN

         The Board has the power from time to time to grant or provide for the grant of rights to purchase stock of the Company under the Participation Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board deems appropriate, except that each Offering must include the substance of the required provisions of the Participation Plan, which are described below. The provisions of separate Offerings need not be identical. Each Offering can be no longer than 27 months. Offerings are expected to be of approximately 12 months' duration (a "Purchase Period").

         PARTICIPATION. An eligible employee becomes a participant in an Offering by delivering an agreement to the Company, within the time specified in each Offering, authorizing payroll deductions of up to 20% of his or her compensation (as defined in the Participation Plan) during the Purchase Period. All payroll deductions made for a participant are credited to his or her account under the Participation Plan and are deposited with the general funds of the Company. If specifically allowed pursuant to the terms of the Offering, a participant may make direct payments into his or her account to the extent such participant has not had the maximum amount withheld during the Purchase Period. The purchase price of the shares is accumulated by payroll deductions (or direct payments) over the Purchase Period. At any time during the Purchase Period a participant may terminate his or her payroll deductions, but a participant may increase, reduce or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering.

         NUMBER OF SHARES IN AN OFFERING AND MAXIMUM FAIR MARKET VALUE. In connection with each Offering, the Board will specify a maximum number of shares that may be purchased by any participant in the Offering and the maximum aggregate number of shares which may be purchased pursuant to such Offering by all participants. If the aggregate number of shares purchased upon exercise of rights granted in the Offering would exceed the maximum aggregate number, the Board will make a pro rata allocation of the shares available in as nearly a uniform manner as practicable and as it deems equitable. In addition, the Board may specify the maximum





                                      10.

fair market value of stock of the Company any employee may be granted the right to purchase pursuant to such Offering.

         PURCHASE OF STOCK. Unless the employee's participation is discontinued (see "Withdrawal" below), that employee's right to purchase shares will be exercised automatically on a date or dates specified in each Offering (an "Exercise Date") at the applicable price. It is expected that Exercise Dates will occur on the last day of each calendar quarter of each calendar year within a Purchase Period. On each Exercise Date, the balance in each participant's account will be applied to the purchase of whole shares of stock of the Company. No fractional shares shall be issued upon the exercise of rights granted under the Participation Plan. The amount remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Exercise Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Participation Plan, unless such participant withdraws from such next Offering or is no longer eligible to be granted rights under the Participation Plan, in which case such amount shall be distributed to such participant after the Exercise Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Exercise Date of an Offering shall be distributed in full to the participant after such Exercise Date, without interest.

         PURCHASE PRICE. The purchase price per share of stock acquired pursuant to the Participation Plan will not be less than the lesser of: (i) an amount equal to 85% of the fair market value of a share of Common Stock on the Offering Date; or (ii) an amount equal to 85% of the fair market value of a share of Common Stock on the Exercise Date.

         WITHDRAWAL. While each participant in the Participation Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given Offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Offering. Such withdrawal may be elected at any time prior to the end of the applicable Purchase Period. Upon any withdrawal from an Offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions (reduced for prior purchases) without interest, and such employee's interest in the Offering will be automatically terminated. The employee is not entitled to participate again in that Offering. An employee's withdrawal from an Offering will not have any effect upon that employee's eligibility to participate in subsequent Offerings under the Participation Plan, but such employee will be required to submit a new participation agreement.

         TERMINATION OF EMPLOYMENT. Rights granted pursuant to any Offering under the Participation Plan shall terminate immediately upon cessation of an employee's employment for any reason, and the Company shall distribute to such employee all of his or her accumulated payroll deductions (reduced for prior purchases), without interest.





                                      11.

         NONTRANSFERABILITY. Rights granted under the Participation Plan are not transferable and can only be exercised by the person to whom such rights are granted.

                         ERISA AND OTHER QUALIFICATIONS

         The Company is not aware of any provisions of the Employee Retirement Income Security Act of 1974 to which the Plans are subject.

         The Plans are not qualified as pension or profit sharing plans under
Section 401(a) of the Code. Employees who are granted stock rights under the Plans, therefore, are not entitled to the tax treatment available to participants in plans qualified under that section.

         FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE PLANS


         Options under the Incentive Plan and rights under the Participation Plan are intended to be eligible for the potentially favorable federal income tax treatment accorded statutory stock options under the Code. Options under the Supplemental Plan are subject to federal income tax treatment pursuant to rules governing options that are not statutory stock options.

         For tax years after 1986 and before 1991, the deduction allowed under prior law for a taxpayer with net long-term capital gains was repealed with the result that net long-term capital gains generally have been taxed at the same rate applicable to ordinary income. Consequently, the treatment of gain or loss as capital gain or loss has been less significant under current law than in prior years. The Revenue Recognition Act of 1990 (the "1990 Act"), signed into law on November 5, 1990, reduced the maximum tax rate applicable to capital gains of individuals to 28% after 1990. As a result, for tax years after 1990, many individuals will once again pay tax on capital gains at a lower marginal rate than on ordinary income.

         In addition, there will continue to be other differences between capital gains and ordinary income. Currently, any gain or loss recognized upon the sale of a capital asset (which includes stock acquired under the Plans) is characterized as a capital gain or loss which is long-term or short-term depending on how long the asset was held. Such gains and losses are subject to certain other provisions of the Code not applicable to ordinary income. For example, such gains and losses are "netted" against other capital gains and losses and only $3,000 of net capital losses may be deducted against ordinary income in any year by any individual taxpayer. These differences will continue to be relevant after 1990.

INCENTIVE STOCK OPTIONS

         Potentially favorable tax treatment is provided for stock options that qualify as "incentive stock options" under Section 422 of the Code. The following discussion of the federal income tax





                                      12.

consequences associated with incentive stock options is based on the Code itself, temporary and proposed regulations and, where the Company believes it is reasonable and appropriate, prior regulations and rulings.

         GRANT. There are generally no federal income tax consequences to the optionee by reason of the grant of an incentive stock option.

         EXERCISE. Upon exercise of an incentive stock option, the optionee does not recognize taxable income. However, the exercise of an incentive stock option will have alternative minimum tax consequences. (See "Alternative Minimum Tax" below.)

         DISPOSITION. The federal income tax consequences of disposing of Common Stock acquired through the exercise of an incentive stock option depend on the timing of the disposition in relation to the dates on which the option was granted and on which the stock was transferred to the optionee upon exercise of the option (generally, the exercise date).

         A disposition generally includes any transfer of legal title (including a gift) but does not include a transfer into joint ownership with right of survivorship if the optionee remains one of the joint owners, a pledge or a transfer by bequest or inheritance, exchanges qualifying under certain provisions of the Code regarding tax-free exchanges of stock, or certain transfers to a spouse or former spouse incident to a divorce. However, if an optionee exchanges stock acquired through the exercise of a statutory stock option (including an incentive stock option) as payment of the exercise price of another incentive stock option then such exchange will be treated as a disposition (and will be a disqualifying disposition) of such stock, unless the applicable holding periods of such stock were met (see "Disqualifying Disposition" below).

         QUALIFYING DISPOSITION. If an optionee holds Common Stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be taxed to the optionee as a long-term capital gain or loss equal to the difference between the consideration received upon such disposition and the optionee's basis in such stock (generally the option exercise price).

         DISQUALIFYING DISPOSITION. Generally, if the optionee disposes of the stock before the expiration of either of the holding periods described above, and the transaction is one in which any loss, if any were sustained, would be recognized under the Code, then at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the optionee's adjusted basis in the stock, or (ii) the optionee's actual gain, if any, on the purchase and sale (i.e., the excess, if any, of the amount received upon disposition over the optionee's adjusted basis in the stock). The optionee's additional gain, if any, will be a capital gain. If the optionee has incurred a loss on the purchase and sale, then the optionee will realize no ordinary income and the loss will be a capital loss. Such capital





                                      13.

gain or loss will be long-term or short-term depending on whether the stock was held for more than one year from the date of exercise.

         Under proposed regulations, an exception to these general disqualifying disposition rules will apply with respect to optionees who acquire stock subject to a risk of forfeiture. Generally, stock will be treated as subject to a risk of forfeiture if it is subject to a repurchase option or if the optionee is subject to Section 16(b) of the Exchange Act and exercises an option within six months of its grant date. (Although it is unclear, it appears that the Internal Revenue Service takes the position that shares acquired more than six months after an option is granted are not treated as subject to a risk of forfeiture even if the shares cannot be sold immediately, due to a prior "purchase" under
Section 16(b).)

         In such event, the amount of ordinary income recognized on the disposition generally will be equal to the lesser of (i) the excess, if any, of the fair market value of the stock on the date(s) the risk of forfeiture lapses over the option exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. It may be possible, however, to make a valid election under Section 83(b) of the Code to have the fair market value on the date of exercise (determined without regard to the risk of forfeiture) be controlling. In any event, if the gain realized upon disposition exceeds the ordinary income amount determined above, the optionee will have capital gain to the extent of such excess. If the optionee has incurred a loss on the purchase and sale, the optionee will realize no ordinary income and the loss will be a capital loss. Any capital gain or loss will be long-term or short-term depending on whether the stock was held for more than one year from the date on which ordinary income is measured. If a Section 83(b) election is made, it may also affect the optionee's alternative minimum tax liability, if any. (See "Alternative Minimum Tax" below.)

         If the optionee disposes of the stock before the expiration of either of the holding periods described above, and the transaction is one in which loss, if any were sustained, is not recognized under the Code (for example, the sale of stock to the optionee's spouse), the optionee will still recognize ordinary income as discussed above (but not limited by the actual gain realized on the disposition). No loss will be recognized, and subsequent tax consequences will be determined under the section of the Code which governs such non-recognition.

         The Company will be required to report to the Internal Revenue Service any ordinary income realized by the optionee by reason of a disqualifying disposition if such information is available to the Company and may be required in the future to withhold taxes from the optionee's compensation with respect to such income in order to preserve its deduction.

         STOCK FOR STOCK EXERCISES. Under proposed regulations, if the exercise price of an incentive stock option is paid in whole or in part in the form of shares owned by the optionee immediately prior to the exercise, the optionee will be treated as having made a tax-free exchange of the previously held shares for an equivalent number of shares received under the option (the "equivalent shares"). Consequently, the optionee generally will recognize no income by reason of





                                      14.

such exercise. However, ordinary income could be recognized if the already owned shares were acquired upon exercise of an incentive stock option or under an employee stock purchase plan as defined in Section 423 of the Code and the exchange were treated as a disposition (see "Disposition" above). The tax basis, holding periods and consequences of a subsequent disposition of shares received upon exercise will depend on whether the shares disposed of are equivalent shares or additional shares received at the time of exercise ("additional shares").

         For purposes of calculating any capital gain or loss upon a subsequent taxable disposition, the optionee's basis in the equivalent shares will be equal to his basis in the shares surrendered plus any ordinary income recognized by reason of the exchange, and the holding period of the surrendered shares will carryover to the equivalent shares. However, for purposes of calculating any ordinary income on a subsequent disqualifying disposition, the amount treated as having been paid for the equivalent shares will be equal to their fair market value on the date of exercise and the holding period for such shares will begin on the date of exercise.

         It appears that the optionee's basis in any additional shares will be zero for purposes of calculating any capital gain upon a later disposition. For purposes of calculating any ordinary income upon a disqualifying disposition of the additional shares the amount treated as having been paid for the additional shares will be zero. The holding period of the additional shares will begin on the date of exercise for all purposes. In the event of a disqualifying disposition of shares acquired upon exercise of an incentive stock option with stock, the shares with the lowest basis (i.e., the additional shares and not the equivalent shares) will be treated as having been disposed of first.

         ALTERNATIVE MINIMUM TAX. The alternative minimum tax is a separately computed tax that is imposed only if and to the extent it exceeds the optionee's regular tax for the taxable year. Basically, the alternative minimum tax is an amount equal to twenty-six percent of the taxpayer's "alternative minimum taxable income" for the year of up to $175,000 and twenty-eight percent of any excess ($87,500 in the case of a married individual filing a separate return). "Alternative minimum taxable income" generally is determined by (i) reducing the optionee's adjusted gross income by an exemption amount ($45,000 for joint declarations and $33,750 for single taxpayers, less $0.25 for each dollar of alternative minimum taxable income in excess of $150,000 or $112,500, respectively) and certain specifically defined deductions, and (ii) by adding to the amount so calculated certain tax preference items and other adjustments.

         As a general rule, upon exercise of an incentive stock option the excess of the fair market value of the stock acquired on the date of exercise over the exercise price, the "spread" amount, is added to taxable income as an adjustment in computing alternative minimum taxable income. An exception to this general rule will apply with respect to optionees who acquire stock subject to a risk of forfeiture (including optionees who purchase stock subject to certain repurchase options and, in some cases, optionees subject to Section 16(b) of the Exchange Act). In such event, the amount of the adjustment generally will be equal to the excess, if any, of the fair market value of the stock





                                      15.

on the date(s) the risk of forfeiture lapses over the option exercise price and will be included in alternative minimum taxable income in the year(s) in which the risk of forfeiture lapses. It may be possible, however, to make a valid election under Section 83(b) of the Code within 30 days from the date of exercise to have the fair market value on the date of exercise (determined without regard to the risk of forfeiture) be controlling and to recognize the adjustment in the year of exercise. If a Section 83(b) election is made, it also may have implications for purposes of calculating ordinary income, if any, in the event of a disqualifying disposition (see "Incentive Stock Options, Disqualifying Disposition" above).

         In calculating alternative minimum taxable income in the year of sale, the optionee's basis in stock acquired pursuant to an incentive stock option exercised in a tax year beginning after 1986 is increased for the adjustment amount included in alternative minimum taxable income by reason of exercising the option. Further, to the extent alternative minimum tax is incurred by reason of exercising an incentive stock option after 1986, a credit is allowed against the taxpayer's regular tax liability in later years. However, the credit cannot be used to reduce taxes below the later year's alternative minimum tax.

         CONSEQUENCES TO THE COMPANY. There are no federal income tax consequences to the Company by reason of the grant or exercise of an incentive stock option. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disposition occurs.

SUPPLEMENTAL STOCK OPTIONS

         Options under the Supplemental Plan (referred to herein as "nonstatutory stock options") generally have the following federal income tax consequences:

         GRANT. There normally are no tax consequences to the optionee or the Company by reason of the grant of nonstatutory stock options.

         EXERCISE. Upon exercise of a nonstatutory stock option normally the optionee will recognize taxable ordinary income in an amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized, or the Company may be required to ensure that the amount of tax required to be withheld is available for payment.

         Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction in the amount of the taxable ordinary income realized by the optionee.





                                      16.

         STOCK-FOR-STOCK EXERCISES. If the exercise price of a nonstatutory stock option is paid in whole or in part in the form of shares of Common Stock owned by the optionee immediately prior to the exercise, the tax consequences to the optionee are: (i) a tax-free exchange of the previously held shares of Common Stock for an equivalent number of the shares of Common Stock received under the option, and (ii) the realization of ordinary income in an amount equal to the excess of (a) the fair market value as of the date of exercise of any additional shares received under the option in excess of the number of previously held shares of Common Stock exchanged, over (b) the amount of cash, if any, paid by the participant upon exercise. The tax basis and capital-gain holding period of the shares received under the option in the tax-free exchange will be the same as the tax basis and holding period of the previously held shares. The tax basis of any additional shares received upon the exercise of the nonstatutory stock option will equal the sum of the amount of ordinary income recognized by the participant and the amount of any cash paid on exercise, and the participant's holding period for these shares will begin on the date of exercise.

         DISPOSITION. Upon disposition of stock acquired upon exercise of a nonstatutory stock option, the optionee will recognize a capital gain or loss in an amount equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year from the date the option was exercised.

         There are no tax consequences to the Company by reason of the disposition by the optionee of Common Stock acquired upon exercise of a nonstatutory stock option.

         STOCK OF OFFICERS AND DIRECTORS SUBJECT TO SECTION 16(B) AND STOCK SUBJECT TO CERTAIN REPURCHASE OPTIONS. Tax consequences to an optionee who is an officer or director of the Company or who acquires stock subject to a repurchase option may differ from those described above.

         Shares acquired subject to certain repurchase options are deemed to be subject to a substantial risk of forfeiture. Shares acquired upon the exercise of a nonqualified stock option by an optionee subject to Section 16(b) also will be deemed to be subject to a risk of forfeiture if the option is exercised within six months of the date of grant of the option. Generally, if shares are subject to a substantial risk of forfeiture, the date on which ordinary income is measured and recognized is delayed until the risk of forfeiture lapses, unless, within 30 days of exercise, the optionee elects otherwise. Because options granted under the Option Plan to officers and directors may provide that the options can be exercised earlier than six months after the date of grant, the shares received upon exercise of options could be subject to a risk of forfeiture. Officers and directors receiving options exercisable within six months after the date of grant and desiring to exercise the options within such six months should see a tax advisor.





                                      17.

         Although it is unclear, it appears that the Internal Revenue Service takes the position that shares acquired more than six months after an option is granted are not treated as subject to a risk of forfeiture even if the shares cannot be sold immediately, due to a prior "purchase" under Section 16(b).

PARTICIPATION PLAN

         Participation in the Participation Plan is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, a participant will be taxed on amounts withheld as if actually received, but, except for this, no income will be taxable to a participant until disposition of the shares acquired. The method of taxation upon disposition will depend upon the holding period of the purchased shares.

         QUALIFYING DISPOSITION. If the shares are sold or disposed of by the participant at least two years after the beginning of the Purchase Period and at least one year after the purchased shares are transferred to the participant, or if the participant dies at any time while owning the shares, then the lesser of
(i) the excess of the fair market value of the shares at the time of such disposition or death over the purchase price or (ii) the excess of the fair market value of the shares on the date the shares were purchased over the purchase price (determined as of the date of grant) will be treated as ordinary income to the participant at the time of any disposition or for the taxable year closing with the participant's death. Any further gain upon such disposition will be taxed as a long-term capital gain, and if the shares are sold and the sales price is less than the purchase price, there is no ordinary income and the participant has a long-term capital loss equal to the difference between the sales price and the purchase price.

         DISQUALIFYING DISPOSITION. If the shares are sold or disposed of before the expiration of either or both of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the exercise price will be treated as ordinary income to the participant at the time of such disposition, and the Company in the future may be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the shares are disposed of for less than their fair market value measured as of the purchase date, the same amount of ordinary income is attributed to a participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any such capital gain or loss will be long-term capital gain or loss if the shares have been held more than one year from the date they are transferred to the participant.

         DISPOSITION. A disposition generally includes any transfer of legal title (including a gift) but does not include a transfer into joint ownership with right of survivorship if the optionee remains one of the joint owners, a pledge or a transfer by bequest or inheritance, exchanges qualifying under certain provisions of the Code regarding tax-free exchanges of stocks, or certain transfers to a spouse or former spouse incident to a divorce. However, if an optionee exchanges stock acquired





                                      18.

through the exercise of a statutory stock option (including stock acquired under the Participation Plan) as payment of the exercise price of an incentive stock option, then such exchange will be treated as a disposition of such stock unless the applicable holding periods of such stock were met, as described in the preceding paragraphs.

         CONSEQUENCES TO THE COMPANY. There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Participation Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation).

         GOLDEN PARACHUTE RULES. In the event that there is a change in control of the Company, payments received by certain optionees that are contingent upon the change in control may constitute "parachute payments." If, by reason of such change in control, the exercisability of outstanding options is accelerated, the value of the acceleration is added to other contingent payments, if any, in determining whether the optionee has received "excess parachute payments." In general, if an optionee receives excess parachute payments, an excise tax equal to 20% of such excess parachute payments is imposed on the optionee, and the Company does not receive a deduction for such amount.

         OTHER TAX CONSEQUENCES. The foregoing discussion is not a complete description of the federal income tax aspects of incentive and nonstatutory stock options or participation in the Participation Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Each participant in the Plans should consult a tax adviser with respect to the specific transaction contemplated.

         Participants in the Plans who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes. Each such participant should consult with his or her own tax adviser regarding the tax consequences and compliance requirements associated with the granting of options and the purchase and sale of shares under the Plans.

               RESTRICTIONS ON RESALES BY OFFICERS AND DIRECTORS

         Persons who are "affiliates" of the Company (as that term is defined in Rule 144 of the Securities and Exchange Commission) may only sell shares of Common Stock acquired under the Participation Plan and the Supplemental Plan pursuant to (i) an effective registration statement under the Securities Act covering their resale, (ii) Rule 144 of the Securities and Exchange Commission, or (iii) another exemption from the registration requirements of the Securities Act. Resales or reoffers may not be made pursuant to this Prospectus.





                                      19.

INCENTIVE PLAN AND SUPPLEMENTAL PLAN

         Officers or directors of the Company are also subject to the provisions of Section 16 of the Exchange Act with respect to purchases and sales of the Company's equity securities and related reporting obligations. If an optionee is granted an option under the Plan, he or she is deemed to have made a "purchase" on the grant date of the stock for which the option is exercisable. However, this "purchase" is exempt from the application of Section 16 liability if at least six months elapses from the date of grant of the option to the date of sale of the stock acquired under the option. Generally, the exercise of the option is no longer deemed to be the purchase of the stock. Officers and directors of the Company subject to Section 16 are advised to consult counsel prior to effecting transactions in the Company's securities.

PARTICIPATION PLAN

         The Securities and Exchange Commission adopted new regulations governing the application of Section 16 which became effective May 1, 1991. However, the Company is permitted to delay adoption of the new provisions under Rule 16b-3 relating to employee plans until the end of a transition period lasting until September 1, 1996 or such different date as set in further rulemaking under Rule 16b-3. Your securities transactions in securities acquired under the Participation Plan before the Company adopts the new provisions under Rule 16b-3, may be treated differently, for purposes of Section 16, than transactions in plan securities after such adoption.

         Prior to such adoption, purchases of stock for you under the Participation Plan are treated as transactions exempt from Section 16(b). Accordingly, you can sell stock purchased for you under the Participation Plan immediately (subject to compliance with the requirements as to window periods, etc.) and, as the purchase and sale will not be matched, no Section 16(b) liability will be found. Of course, if you have made or make non-exempt purchases within six months, any sale of Participation Plan stock would result in a matchable 16(b) transaction.

         The new provisions are more restrictive. After the Company adopts the new provisions under Rule 16b-3, your purchase of stock under the Participation Plan will be an exempt purchase not matched against your sales of the Company's securities only if you make an irrevocable election at least six months in advance of your purchase of stock or you do not sell the Participation Plan stock for six months from the date of purchase. If you sell the Participation Plan stock within six months after purchase, you may have to turn over any profit made on the sale of the Participation Plan stock to the Company.

         The IRS has taken the position that shares of stock subject to Section 16 are subject to a risk of forfeiture. Therefore, because under the new provisions, once adopted, you may have to turn your profit over to the Company if you sell your plan stock too early, stock received under the Participation Plan is subject to a risk of forfeiture. The risk of forfeiture may have an impact on the tax you owe upon the sale of stock received under the Participation Plan.





                                      20.

         In addition, the new 16b-3 provisions state that if you withdraw from participation in the Participation Plan and later re- enroll in the plan, your purchases under the Participation Plan will be exempt from Section 16(b) only if at least six months elapse from the date you withdrew from participation in the Participation Plan to the date your participation recommences. You should consider any instruction to reduce your payroll withholding to a small amount or to stop your payroll withholding to be a "withdrawal" for purposes of this new provision.





                                      21.

                        MAXIM INTEGRATED PRODUCTS, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR ANNUAL MEETING OF STOCKHOLDERS -- NOVEMBER 16, 1995

    The undersigned hereby appoints John F. Gifford and Michael J. Byrd, and each of them, as proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Maxim Integrated Products, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Maxim Integrated Products, Inc. to be held on November 16, 1995 at 11:00 a.m., local time, and at any adjournment or postponement thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following materials and in accordance with the following instructions, with discretionary authority as described in the proxy statement as to any and all other matters that may properly come before the meeting or any adjournment or postponement thereof.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4.

    THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4.

Please mark votes as in this example

ALL MATTERS ARE PROPOSED BY MAXIM INTEGRATED PRODUCTS, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

1. Election of Directors

Nominees:        J.R. Bergman        J.F. Gifford        R.F. Graham        A.R.
                                     Wazzan

                 / /  FOR                        / /  WITHHELD
--------------------------------------------------------------------------------
                     For all nominees except as noted above

                  (Continued and to be signed on reverse side)

                          (Continued from other side)

2. Approval of amendment to Certificate of Incorporation increasing the number of authorized shares of Common Stock from 60,000,000 shares to 120,000,000 shares.

        / /  FOR                / /  AGAINST                / /  ABSTAIN

3. Approval of Incentive Stock Option Plan, 2987 Supplemental Stock Option Plan and 1987 Employee Stock Participation Plan, as amended.

        / /  FOR                / /  AGAINST                / /  ABSTAIN

4. Approval of Independent Auditors for fiscal 1996.

        / /  FOR                / /  AGAINST                / /  ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

SIGNATURE:                                   DATE:

SIGNATURE:                                   DATE: